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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

IGNITE RESTAURANT GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

IGNITE RESTAURANT GROUP, INC.
9900 Westpark Drive
Suite 300
Houston, Texas 77063

July 8, 2013

Dear Stockholder:

        We cordially invite you to attend a special meeting (the "Special Meeting") of the stockholders of Ignite Restaurant Group, Inc. (the "Company"), to be held on July 23, 2013, at 9:00 a.m. local time at the Company's headquarters at 9900 Westpark Drive, Suite 300, Houston, Texas 77063, for the following purposes, as more fully described in the accompanying Proxy Statement:

  1.
  To approve an amendment to the Company's 2012 Omnibus Incentive Plan to increase the aggregate number of shares of common stock which may be issued under the plan by 1,200,000 shares to 3,180,074 shares.

  2.
  To transact any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

        The items of business are listed in the following Notice of Special Meeting of Stockholders and are more fully addressed in the Proxy Statement.

        On or about July 9, 2013, we will begin mailing our proxy materials. For information on how to vote your shares, please refer to the Proxy Statement and proxy card you received to assure that your shares will be represented and voted at the Special Meeting even if you cannot attend. Your vote is important. To be sure your shares are voted at the meeting, even if you plan to attend the meeting in person, please follow the instructions provided to you and vote your shares today. This will not prevent you from voting your shares in person if you are able to attend.

        On behalf of your board of directors, thank you for your continued support of and interest in Ignite Restaurant Group, Inc.

Sincerely,

Paul R. Vigano Chairman of the Board

IGNITE RESTAURANT GROUP, INC.
9900 Westpark Drive
Suite 300
Houston, Texas 77063

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held July 23, 2013

Time:	9:00 a.m. local time
Date:	July 23, 2013
Place:	The Company's headquarters, 9900 Westpark Drive, Suite 300, Houston, Texas 77063
Record Date:	Stockholders of record at the close of business on July 3, 2013 are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.
Purpose:	(1)
To approve an amendment to our 2012 Omnibus Incentive Plan ("2012 Plan") to increase the aggregate number of shares of common stock which may be issued under the 2012 Plan by 1,200,000 shares to 3,180,074 shares (the "2012 Plan Amendment").
(2) To transact such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.
Stockholders Register:
A list of the stockholders entitled to vote at the Special Meeting may be examined during regular business hours at our executive offices, 9900 Westpark Drive, Suite 300, Houston, Texas 77063, during the ten-day period preceding the meeting.

        On or about July 9, 2013, we will begin mailing our proxy materials. For information on how to vote your shares, please refer to the Proxy Statement and proxy card you received to assure that your shares will be represented and voted at the Special Meeting even if you cannot attend. Your vote is important. To be sure your shares are voted at the meeting, even if you plan to attend the meeting in person, please follow the instructions provided to you and vote your shares today. This will not prevent you from voting your shares in person if you are able to attend.

        You are urged to review carefully the information contained in the enclosed Proxy Statement prior to deciding how to vote your shares. Please follow the voting instructions on the enclosed proxy card to vote by mail, by telephone or via the Internet.

By order of the Board of Directors,

Edward W. Engel Senior Vice President, General Counsel and Secretary

July 8, 2013

i

IGNITE RESTAURANT GROUP, INC.
9900 Westpark Drive
Suite 300
Houston, Texas 77063

PROXY STATEMENT

        The board of directors is furnishing this information in connection with the solicitation of proxies for the special meeting of stockholders to be held on July 23, 2013. We anticipate that the Proxy Statement and proxy card will first be mailed to stockholders on or about July 9, 2013.

        All properly executed written proxies, and all properly completed proxies submitted by telephone or the Internet, that are delivered pursuant to this solicitation will be voted at the meeting in accordance with directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.

        Only owners of record of shares of common stock of the Company at the close of business on July 3, 2013, the record date, are entitled to vote at the special meeting, or at any adjournments or postponements of the special meeting. Each owner of record on the record date is entitled to one vote for each share of common stock held. There were 25,650,602 shares of common stock issued and outstanding on the record date.

QUESTIONS RELATING TO THIS PROXY STATEMENT

What is a proxy?

        It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our officers as proxies for the Special Meeting of Stockholders to be held on July 23, 2013 (the "Special Meeting"). These officers are Raymond A Blanchette, III and Michael J. Dixon.

What is a proxy statement?

        It is a document that Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to vote designating Raymond A. Blanchette, III and Michael J. Dixon as proxies to vote on your behalf.

What is the difference between a stockholder of record and a stockholder who holds stock in street name?

        If your shares are registered in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are a stockholder of record. If your shares are held in the name of your bank, broker or other nominee, your shares are held in street name.

What is the record date and what does it mean?

        July 3, 2013 is the record date for the Special Meeting to be held on July 23, 2013. The record date is established by the board of directors as required by the Delaware General Corporation Law ("Delaware Law"). Owners of record of our common stock at the close of business on the record date are entitled to receive notice of the Special Meeting and vote at the Special Meeting and any adjournments or postponements of the Special Meeting.

 How do I vote as a stockholder of record?

        As a stockholder of record, you may vote by one of the four methods described below:

        By the Internet.    Depending on how your shares are held, you may be able to vote via the Internet. If this option is available to you, you will have received an insert with this proxy statement explaining the procedure. If this option is available to you and you have access to the Internet, we encourage you to vote in this manner. The Internet voting procedure is designed to verify the voting authority of stockholders. You will be able to vote your shares by the Internet and confirm that your vote has been properly recorded.

        By Telephone.    Depending on how your shares are held, you may be able to vote via telephone. If this option is available to you, you will have received an insert with this proxy statement explaining the procedure. The telephone voting procedure is designed to verify the voting authority of stockholders. The procedure allows you to vote your shares and to confirm that your vote has been properly recorded.

        By Mail.    You may sign and date your proxy card and mail it in the prepaid and addressed envelope enclosed therewith.

        In Person.    You may vote in person at the Special Meeting.

How do I vote as a street name stockholder?

        If your shares are held in "street name" through a bank, broker or other nominee, you should receive information from the bank, broker or other nominee about your specific voting options. If you have questions about voting your shares, you should contact your bank, broker or other nominee. The availability of telephone and Internet voting depends on the voting processes of your bank, broker or other nominee.

        If you wish to vote in person at the Special Meeting, you will need to bring a legal proxy to the meeting. You must request a legal proxy through your bank, broker or other nominee. Please note that if you request a legal proxy, any previously executed proxy will be revoked and your vote will not be counted unless you appear at the Special Meeting and vote in person, or legally appoint another proxy to vote on your behalf.

What if I sign and return a proxy card, but do not provide voting instructions?

        Proxies that are properly executed and delivered, and not revoked, will be voted as specified on the proxy card. If no direction is specified on the proxy card, the proxy will be voted for the approval of the 2012 Plan Amendment described in this Proxy Statement.

What if I change my mind after I return my proxy?

        You may revoke your proxy and change your vote at any time before the polls close at the Special Meeting. You may do this by:

  •
  voting again by the Internet or by telephone, if available, prior to 11:59 p.m. Eastern Time, on July 22, 2013;

  •
  giving written notice to our Corporate Secretary that you wish to revoke your proxy and change your vote; or

  •
  voting in person at the Special Meeting.

 What is a quorum?

        The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting, present in person or represented by proxy, is necessary to constitute a quorum. The inspector of elections appointed for the meeting will tabulate votes cast by proxy and in person at the Special Meeting and determine the presence of a quorum.

Will my shares be voted if I do not vote by the Internet, vote by telephone, sign and return a proxy card, or attend the Special Meeting and vote in person?

        If you are a stockholder of record and you do not vote by the Internet, vote by telephone, sign and return a proxy card or attend the Special Meeting and vote in person, your shares will not be voted and will not count in deciding the matters presented for stockholder consideration in this proxy statement.

        If your shares are held in "street name" through a bank, broker or other nominee and you do not provide voting instructions before the Special Meeting, your bank, broker or other nominee may vote your shares on your behalf under certain circumstances. Brokerage firms have the authority under certain rules to vote shares for which their customers do not provide voting instructions on "routine" matters.

        The approval of the amendment to the 2012 Plan is not considered a "routine" matter under these rules. Therefore, brokerage firms are not allowed to vote their customers' shares on this matter if the customers do not provide voting instructions. If you do not provide voting instructions, your shares will not be counted for purposes of establishing a quorum to conduct business at the meeting or in determining the number of shares voted for or against the 2012 Plan Amendment.

        We encourage you to provide instructions to your brokerage firm by voting your proxy. This action ensures your shares will be voted at the meeting in accordance with your wishes.

How may I vote for the proposal?

        For The Amendment to 2012 Omnibus Incentive Plan, you may vote for, against or abstain from voting.

How are votes tabulated?

        According to our By-Laws, the approval of the 2012 Plan Amendment will be determined by a majority of votes cast affirmatively or negatively. If you abstain from voting on such proposal or your broker is unable to vote your shares, it will have the same effect as a vote against such proposal.

        The voting results of any other matters are determined by a majority of votes cast affirmatively or negatively, except as may otherwise be required by law.

        No cumulative voting rights are authorized, and dissenters' rights are not applicable to the matters being voted upon.

How are proxies solicited and what is the cost?

        We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock. Our directors, officers and employees may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities. In addition, we have retained Innisfree M&A Incorporated to assist in the solicitation of proxies with respect to shares of our common stock held of record by brokers, nominees and institutions and, in certain cases, by other holders. Such solicitation may be made through the use of mail, by telephone or by personal calls. The anticipated cost of the services of Innisfree M&A Incorporated is $6,500 plus expenses.

 Where can I find the voting results of the Special Meeting?

        We expect to announce preliminary voting results at the Special Meeting. We will publish the final results in a current report on Form 8-K within four business days of the Special Meeting. We will file that report with the SEC, and you can get a copy from:

  •
  our website at www.igniterestaurants.com by clicking on the Investors link, followed by the SEC Filings link,

  •
  the SEC's website at www.sec.gov,

  •
  the SEC at (800) SEC-0330, or

  •
  our Corporate Secretary at 9900 Westpark Drive, Suite 300, Houston, Texas 77063.

AMENDMENT TO 2012 OMNIBUS INCENTIVE PLAN
(Item 1 of Notice of Special Meeting of Stockholders)

        In May 2012, our stockholders approved the adoption of our 2012 Omnibus Incentive Plan ("2012 Plan"). On July 5, 2013, subject to stockholder approval, the Board of Directors approved a proposal to amend the 2012 Plan in order to increase the number of shares of our common stock subject to the 2012 Plan by 1,200,000 shares to 3,180,074 shares (as so amended, the "Amended Plan").

General

        The 2012 Plan provides for grants of stock options, stock appreciation rights, restricted stock, other stock-based awards and other cash-based awards. Directors, officers and other employees of us and our subsidiaries, as well as others performing consulting or advisory services for us, are eligible for grants under the 2012 Plan.

        The maximum number of our common shares currently reserved for the grant of awards under the 2012 Plan is 1,980,074, subject to adjustment as provided by the 2012 Plan. As of June 15, 2013, 725,574 shares were available for future grants under the 2012 Plan. If the proposal for the amendment of the 2012 Plan is approved, then the maximum number of our common shares reserved for grant of awards under the Amended Plan will be 3,180,074 of which 1,925,574 will be available for future grants.

        All awards under the 2012 Plan are within the discretion of our board of directors (or a committee of its members) and, therefore, future awards under the 2012 Plan, or, if approved, the Amended Plan, are generally not determinable.

        The following is a summary of the material terms of the Amended Plan, but does not include all of the provisions of the Amended Plan. For further information about the Amended Plan, we refer you to the complete copy of the Amended Plan, attached hereto as Appendix A.

Purpose of the Amendment

        The purpose of the 2012 Plan Amendment is to increase the number of shares of our common stock subject to the 2012 Plan from 1,980,074 shares to 3,180,074 shares.

        The 2012 Plan provides for flexible, broad-based incentive compensation. Our use of awards under the 2012 Plan is not limited to executive officers and board members. Historically, we have made awards under the 2012 Plan to a range of qualified employees including brand presidents, vice presidents and directors, and our board of directors believes that expanding the use of equity incentives under the 2012 Plan to include unit level general managers will increase our ability to recruit and retain talented unit level teams. Furthermore, with our acquisition of Romano's Macaroni Grill on April 9, 2013, we more than doubled the number of restaurants owned by the Company from 146 to 332. As a result, our employee count increased by approximately 10,000 employees from approximately 12,000 to approximately 22,000. In light of such increase, our desire to expand the use of equity incentives under the 2012 Plan to the unit level general managers and the need to increase availability under the 2012 Plan due to our additional employees, our board of directors believes that the number of shares of common stock subject to the 2012 Plan remaining available is insufficient to achieve the purpose of the 2012 Plan. Therefore, our board of directors believes the 2012 Plan Amendment is necessary to allow flexibility in granting awards to attract, motivate and retain highly skilled and qualified personnel as our business expands.

 Summary of the Amended Plan (as proposed to be amended)

  Purpose

        The purpose of the Amended Plan is to provide incentives that will attract, retain and motivate highly competent officers, directors, employees and consultants by providing them with appropriate incentives and rewards either through a proprietary interest in our long-term success or compensation based on their performance in fulfilling their personal responsibilities.

  Administration

        The Amended Plan is administered by a committee designated by our board of directors. Among the committee's powers are to determine the form, amount and other terms and conditions of awards, clarify, construe or resolve any ambiguity in any provision of the Amended Plan or any award agreement, amend the terms of outstanding awards and adopt such rules, forms, instruments and guidelines for administering the Amended Plan as it deems necessary or proper. All actions, interpretations and determinations by the committee or by our board of directors are final and binding.

        The committee has full authority to administer and interpret the Amended Plan, to grant discretionary awards under the Amended Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of common stock to be covered by each award and to make all other determinations in connection with the Amended Plan and the awards thereunder as the committee, in its sole discretion, deems necessary or desirable.

  Available Shares

        The aggregate number of shares of common stock which may be issued or used for reference purposes under the Amended Plan, if approved, or with respect to which awards may be granted may not exceed 3,180,074 shares, which may be either authorized and unissued shares of our common stock or shares of common stock held in or acquired for our treasury. In general, if awards under the Amended Plan are for any reason cancelled, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the Amended Plan.

  Eligibility for Participation

        Members of our board of directors, as well as employees of, and consultants to, us or any of our subsidiaries and affiliates are eligible to receive awards under the Amended Plan. The selection of participants is within the sole discretion of the committee.

  Award Agreement

        Awards granted under the Amended Plan shall be evidenced by award agreements, which need not be identical, that provide additional terms, conditions, restrictions and/or limitations covering the grant of the award, including, without limitation, additional terms providing for the acceleration of exercisability or vesting of awards in the event of a change of control or conditions regarding the participant's employment, as determined by the committee in its sole discretion.

  Stock Options

        The committee may grant nonqualified stock options and incentive stock options to purchase shares of our common stock only to eligible employees. The committee determines the number of shares of our common stock subject to each option, the term of each option, which may not exceed ten years, or five years in the case of an incentive stock option granted to a 10.0% stockholder, the exercise price, the vesting schedule, if any, and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of a share of our common stock at the time of grant or, in the case of an incentive stock option granted to a 10.0% stockholder, 110.0% of such share's fair market value. Options will be exercisable at such time or times and subject to such terms and conditions as determined by the committee at grant and the exercisability of such options may be accelerated by the committee in its sole discretion.

  Stock Appreciation Rights

        The committee may grant stock appreciation rights, which we refer to as SARs, either with a stock option, which may be exercised only at such times and to the extent the related option is exercisable, which we refer to as a Tandem SAR, or independent of a stock option, which we refer to as a Non-Tandem SAR. A SAR is a right to receive a payment in shares of our common stock or cash, as determined by the committee, equal in value to the excess of the fair market value of one share of our common stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The term of each SAR may not exceed ten years. The exercise price per share covered by an SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of our common stock on the date of grant in the case of a Non-Tandem SAR. The committee may also grant limited SARs, either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control, as defined in the Amended Plan, or such other event as the committee may, in its sole discretion, designate at the time of grant or thereafter.

  Restricted Stock

        The committee may award shares of restricted stock. Except as otherwise provided by the committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient's restricted stock agreement. The committee may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period.

        Recipients of restricted stock are required to enter into a restricted stock agreement with us that states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

        If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulae or standards while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding, or adjusting for, changes in accounting methods, corporate transactions, including, without limitation, dispositions and acquisitions, and other similar events or circumstances. Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, requires that performance awards be based upon objective performance measures. The performance goals for performance-based restricted stock are based on one or more of the objective criteria set forth on Exhibit A to the Amended Plan and are discussed in general below.

  Other Stock-Based Awards

        The committee may, subject to limitations under applicable law, make a grant of such other stock-based awards, including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units under the Amended Plan that are payable in cash or denominated or payable in or valued by shares of our common stock or factors that influence the value of such shares. The committee shall determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Code and/or a minimum vesting period. The performance goals for performance-based other stock-based awards are based on one or more of the objective criteria set forth on Exhibit A to the Amended Plan and discussed in general below.

  Other Cash-Based Awards

        The committee, may grant awards payable in cash. Cash-based awards shall be in such form, and dependent on such conditions, as the committee shall determine, including, without limitation, being subject to the satisfaction of vesting conditions or awarded purely as a bonus and not subject to restrictions or conditions. If a cash-based award is subject to vesting conditions, the committee may accelerate the vesting of such award in its discretion.

  Performance Awards

        The committee may grant a performance award to a participant payable upon the attainment of specific performance goals. The committee may grant performance awards that are intended to qualify as performance- based compensation under Section 162(m) of the Code as well as performance awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code. If the performance award is payable in cash, it may be paid upon the attainment of the relevant performance goals either in cash or in shares of restricted stock, based on the then current fair market value of such shares, as determined by the committee, in its sole discretion. Based on service, performance and/or such other factors or criteria, if any, as the committee may determine, the committee may, at or after grant, accelerate the vesting of all or any part of any performance award.

  Performance Goals

        The committee may grant awards of restricted stock, performance awards, and other stock-based awards that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code. These awards may be granted, vest and be paid based on attainment of specified performance goals established by the committee. These performance goals will be based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following criteria selected by the committee: (i) earnings per share; (ii) operating income; (iii) gross income; (iv) net income (before or after taxes); (v) cash flow; (vi) gross profit; (vii) gross profit return on investment; (viii) gross margin return on investment; (ix) gross margin; (x) operating margin; (xi) working capital; (xii) earnings before interest and taxes; (xiii) earnings before interest, tax, depreciation and amortization; (xiv) return on equity; (xv) return on assets; (xvi) return on capital; (xvii) return on invested capital; (xviii) net revenues; (xix) gross revenues; (xx) revenue growth; (xxi) annual recurring revenues; (xxii) recurring revenues; (xxiii) license revenues; (xxiv) sales or market share; (xxv) total stockholder return; (xxvi) economic value added; (xxvii) specified objectives with regard to limiting the level of increase in all or a portion of our bank debt or other long-term or short-term public or private debt or other similar financial obligations, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the committee in its sole discretion; (xxviii) the fair market value of the a share of common stock; (xxix) the growth in the value of an investment in the common stock assuming the reinvestment of dividends; (xxx) reduction in operating expenses (xxxi) same store sales; (xxxii) operating weeks for new restaurants; (xxxiii) guest count; or (xxxiv) construction budget.

        To the extent permitted by law, the committee may also exclude the impact of an event or occurrence which the committee determines should be appropriately excluded,

including: (i) restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges; (ii) an event either not directly related to our operations or not within the reasonable control of management; or (iii) a change in accounting standards required by generally accepted accounting principles.

        Performance goals may also be based on an individual participant's performance goals, as determined by the committee, in its sole discretion.

        In addition, all performance goals may be based upon the attainment of specified levels of our performance, or subsidiary, division or other operational unit, under one or more of the measures described above relative to the performance of other corporations. The committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

  Change in Control

        In connection with a change in control, as defined in the Amended Plan, the committee may accelerate vesting of outstanding awards under the Amended Plan. In addition, such awards will be, in the discretion of the committee, (i) assumed and continued or substituted in accordance with applicable law, (ii) purchased by us for an amount equal to the excess of the price of a share of our common stock paid in a change in control over the exercise price of the award(s), or (iii) cancelled if the price of a share of our common stock paid in a change in control is less than the exercise price of the award. The committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

  Stockholder Rights

        Except as otherwise provided in the applicable award agreement, and with respect to an award of restricted stock a participant has no rights as a stockholder with respect to shares of our common stock covered by any award until the participant becomes the record holder of such shares.

  Amendment and Termination

        Notwithstanding any other provision of the Amended Plan, our board of directors may at any time amend any or all of the provisions of the Amended Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Amended Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant.

  Transferability

        Awards granted under the Amended Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

New Plan Benefits

        Because future awards under the Amended Plan will be granted in the discretion of the committee, the type, number, recipients, and other terms of such awards cannot be determined at this time.

 Vote Required for Approval

        Approval of the 2012 Plan Amendment requires the affirmative vote of a majority of the votes cast on the matter.

The Board of Directors recommends that you vote FOR the approval of the 2012 Plan Amendment.

BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

        The following table sets forth information concerning beneficial ownership of our common stock as of June 1, 2013 and based on 25,640,602 shares of our common stock, unless otherwise indicated, by each of the directors and nominees for director, by each of the named executive officers, by all directors and executive officers as a group, and by beneficial owners of more than five percent of our common stock. Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after June 1, 2013 through the exercise of any stock option, warrant or other right. For purposes of calculating each person's or group's percentage ownership, shares of common stock issuable pursuant to stock options exercisable within 60 days after June 1, 2013 are included as outstanding and beneficially owned for that person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Name	Shares of Common Stock Beneficially Owned(1)(2)(3)		Number of Exercisable Options(4)	Percent of Shares Outstanding
Robin N. Ahearn	38,788		—	*
Raymond A. Blanchette, III	677,613	(5)	—	2.6%
Michael J. Dixon	—		—	*
James F. Mazany	95,378		—	*
James W. Kuhn	94,643		—	*
Brian N. Cherry	—		—	—
Ann Iverson	4,000		—	*
Zane Leshner	32,349		—	*
Joseph N. Stein	—		—	*
Paul R. Vigano(6)	17,359,690		—	67.7%
Fritzi G. Woods	4,000		—	*
All directors and executive officers as a group (14 persons)	18,413,399		—	71.8%
J.H. Whitney VI(7)	17,359,690		—	67.7%

*
Represents less than one percent of our common stock.

(1)
Subject to applicable community property laws and, except as otherwise indicated, each beneficial owner has sole voting and investment power with respect to all shares shown.

(2)
Includes time-vesting restricted shares granted under our 2012 Omnibus Incentive Plan. The executives have sole voting power over these restricted shares. Restricted shares are included for the following individuals: Ms. Iverson, 4,000 shares, Mr. Leshner, 4,000 shares and Ms. Woods, 4,000 shares; and all current directors and executive officers as a group, 17,000 shares.

(3)
Includes shares of common stock issuable upon the exercise of stock appreciation rights exercisable within 60 days of June 1, 2013 for the following individuals, based on the closing price of our common stock on May 31, 2013: Mr. Blanchette, 9,986 shares, Mr. Mazany, 2,497 shares, Mr. Kuhn, 1,762 shares and Ms. Ahearn, 1,762 shares; and all current directors and executive officers as a group, 18,651 shares.

(4)
Includes options that become exercisable on or before July 31, 2013.

(5)
Does not include 88,245 shares held by JCS Holdings, LLC for the benefit of Mr. Blanchette who continues to hold unvested common units in JCS Holdings, LLC. Mr. Blanchette is not deemed to have voting or dispositive power with respect to such shares.

(6)
Shares owned by J.H. Whitney VI, L.P. J.H. Whitney Equity Partners VI, LLC, is the sole general partner of J.H. Whitney VI, L.P. Mr. Vigano is a managing member of J.H. Whitney VI, LLC, and has an interest in a limited partner of J.H. Whitney VI, L.P. Mr. Vigano may be deemed to share voting and dispositive power with respect to such shares. Mr. Vigano disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Does not include 142,015 shares held by JCS Holdings, LLC, which relate to unvested common unit options held by certain employees and directors of the Company. J.H. Whitney VI, L.P., holds an 88.6% equity interest in JCS Holdings, LLC, and as such may be deemed to have beneficial ownership of such shares. J.H. Whitney VI, L.P., J.H. Whitney Equity Partners VI, LLC and Mr. Vigano disclaim beneficial ownership of such shares.

(7)
This information is based on a Schedule 13G filed with the SEC by J.H. Whitney VI, L.P., 130 Main Street, New Canaan, CT 06840, on February 12, 2013 containing information as of December 31, 2012. J.H. Whitney VI, L.P. is an investment fund, principally engaged in the business of making private equity investments. J.H. Whitney Equity Partners VI, LLC is the sole general partner of J.H. Whitney VI, L.P. and as such may be deemed to have beneficial ownership of the shares held by J.H. Whitney VI, L.P. The managing members of J.H. Whitney Equity Partners VI, LLC have voting and disposition power over the shares of common stock held by J.H. Whitney VI, L.P. The managing members of J.H. Whitney Equity Partners VI, LLC are James H. Fordyce, Michael C. Salvator, Paul R. Vigano and Robert M. Williams, Jr. Each of Messrs. Fordyce, Salvator, Vigano and Williams disclaim beneficial ownership of the shares held by J.H. Whitney Equity Partners VI, LLC and its affiliated entities, except to the extent of his pecuniary interest therein. Does not include 142,015 shares of common stock held by JCS Holdings, LLC, which relate to unvested common unit options held by certain employees and directors of the Company. J.H. Whitney VI, L.P, holds an 88.6% equity interest in JCS Holdings, LLC and as such may be deemed to have beneficial ownership of such shares. J.H. Whitney VI, L.P., J.H. Whitney Equity Partners VI, LLC and the members of J.H. Whitney Equity Partners VI, LLC disclaim beneficial ownership of such shares.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

  Introduction

        The purpose of this compensation discussion and analysis section is to provide information about the material elements of compensation for our "named executive officers," who consist of our principal executive officer, principal financial officer and our three other most highly compensated executive officers. For fiscal year 2012, our named executive officers, were:

  •
  Raymond A. Blanchette, III, President and Chief Executive Officer;

  •
  James F. Mazany, Senior Vice President and Chief Operating Officer, Joe's Crab Shack;

  •
  James W. Kuhn, Senior Vice President and Chief Operating Officer, Brick House Tavern + Tap;

  •
  Robin N. Ahearn, Senior Vice President and Chief Marketing Officer; and

  •
  Jeffrey L. Rager, Senior Vice President and Chief Financial Officer.

        Mr. Rager's last day of employment with us was January 4, 2013. On January 2, 2013, Michael J. Dixon joined us as Senior Vice President and Chief Financial Officer. Mr. Dixon was then promoted to President and Chief Financial Officer in February 2013. Mr. Dixon's broad and extensive experience in senior public company finance roles, his public accounting experience, his business development acumen and deep restaurant expertise have made him an invaluable asset to our leadership team. Mr. Dixon's compensation is not discussed herein because he was not a named executive officer during fiscal year 2012.

        In May 2012, we completed our initial public offering (IPO). Prior to that time, we were privately held and controlled by JCS Holdings, LLC ("JCS Holdings"), an entity controlled by J.H. Whitney VI. All compensation related responsibilities and decisions prior to the IPO were delegated to a compensation committee of JCS Holdings made up of members of JCS Holdings' management committee. We refer to this compensation committee as the JCS Holdings Compensation Committee. Following the IPO, we established a Company-level compensation committee to whom responsibility for administering our executive compensation program has been delegated.

  Business Environment

        Despite the challenging consumer environment in fiscal year 2012, the fourth quarter of fiscal year 2012 marked our 18th consecutive quarter of positive comparable restaurant sales growth. For fiscal year 2012, we opened eleven new restaurants, including one conversion. Total revenue grew by 15% in fiscal year 2012 as compared to fiscal year 2011 due to new restaurant openings, our continued focus and execution on operational excellence, menu innovation, brand awareness and providing a unique and authentic dining experience for our guests. We had Adjusted EBITDA (a Non-GAAP measure) of $52.0 million for fiscal year 2012, a 20% increase over fiscal year 2011. A description of how we calculate Adjusted EBITDA and a reconciliation of net income to Adjusted EBITDA is provided on pages 55 through 58 our Annual Report on Form 10-K filed with the SEC on March 20, 2013.

        We entered into a new five-year $100 million revolving credit facility in fiscal year 2012, which replaced $74.5 million of term loan debt and a $25 million unused revolving credit facility scheduled to mature in March 2016. This refinancing strengthened our capital structure and allowed us to maintain ample access to liquidity. In addition, the favorable rates we were able to obtain for the new credit facility provide a significant savings opportunity. With this facility in place, we believe we are well positioned to continue to execute our business strategies and grow our brands.

        On April 9, 2013, we acquired Romano's Macaroni Grill ("Macaroni Grill") for approximately $55.0 million in an all-cash transaction. The acquisition added approximately $400 million of revenue and 186 company-owned and 24 franchised Macaroni Grill restaurants to our restaurant base. The acquisition also added an international operating component to our business. In connection with the acquisition, we also increased the size of our credit facility by adding an additional $50 million term loan.

  Key 2012 Compensation Decisions

        Subsequent to the completion of our IPO, our executive compensation philosophy, policies, plans and programs are under the supervision of the Compensation Committee of the board of directors. The Compensation Committee made the following key decisions with respect to fiscal year 2012 named executive officer compensation:

  •
  Base salaries for Messrs. Blanchette and Rager were increased following the IPO in recognition of the additional responsibilities inherent in the operation of a public company.

  •
  Each of our named executive officers received grants, following the closing of the IPO, of stock appreciation rights (SARs), which vest 25% per year over four years if the executive continues to be employed by us. The grants were designed to incentivize them to grow our stock price over time and as a retention incentive.

  •
  Ms. Ahearn received a one-time $300,000 cash bonus in connection with the IPO. Such bonus was given to provide Ms. Ahearn with compensation substantially equivalent to amounts that were realized by other senior executives in connection with their sale of common stock in the IPO, as Ms. Ahearn had not been provided equity awards in line with the other senior executive officers prior to the IPO.

  •
  Our named executive officers received awards under our Management Incentive Plan in fiscal year 2013 for performance in fiscal year 2012.

  •
  Despite the lack of a formal clawback policy for the recovery of incentive-based compensation awards, in connection with our recent restatement, the Compensation Committee asked each of our named executive officers (other than Ms. Ahearn who was not a named executive officer as of such time) to repay to us the difference between the amount each named executive officer was paid in incentive compensation and the amount each such officer would have been paid after giving effect to the restatement that occurred in fiscal year 2012. Our named executive officers (other than Ms. Ahearn) repaid an aggregate of $85,864 to the Company, which was comprised of $40,976 for fiscal year 2010 and $44,888 for fiscal year 2011.

  Compensation Policies and Governance Highlights

        We believe that our compensation programs encourage executive decision-making that is aligned with the long-term interests of our stockholders by tying a significant portion of pay to Company performance over a multi-year period through awarding a portion of each executive's compensation in the form of equity awards vesting over a multi-year period. Other compensation and governance practices that support these principles, each of which is described in more detail in this Compensation Discussion and Analysis, include the following:

  •
  The Compensation Committee has retained an independent compensation consultant to advise on executive and non-employee director compensation. The Compensation Committee determined that the work of the consultant did not raise any conflict of interest.

  •
  The Compensation Committee reviews an analysis of our incentive compensation plans to ensure they are designed to create and maintain stockholder value and do not encourage excessive risk taking.

  •
  None of our named executive officers have employment agreements that guarantee a minimum term of employment.

  Compensation Philosophy and Objectives

        We have designed our executive compensation program to help attract talented individuals to manage and operate all aspects of our business, to reward those individuals based upon corporate results, and to retain those individuals who continue to meet our expectations. We also intend for our executive compensation program to make us competitive within the restaurant and foodservice industry, where there is significant competition for talented leaders who possess the skills and experience to build and deliver on long-term value creation. We believe that the compensation of our executive officers should incentivize them to focus on the achievement of both short- and long-term business objectives and strategies. In that regard, we have strived to create an executive compensation program that balances short-term versus long-term payments and awards, cash payments versus equity-based awards and fixed versus contingent payments and awards in ways that we believe are most appropriate to motivate our executive officers. Our executive compensation program is designed to:

  •
  attract and retain talented and experienced executives in our industry;

  •
  reward executives whose knowledge, skills and performance are critical to our success;

  •
  align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value and rewarding executive officers when stockholder value increases;

  •
  motivate the executive management team by recognizing the contributions each executive makes to our success;

  •
  foster a shared commitment among executives by aligning their individual goals, where appropriate, with the goals of the executive management team and our company; and

  •
  compensate our executives in a manner that incentivizes them to manage our business to meet our long-range objectives.

        A significant portion of the compensation of our named executive officers has historically consisted of cash incentive compensation and, to a lesser extent, equity-based compensation. Prior to our IPO, our equity compensation consisted of grants of common units in JCS Holdings, half of which were subject to time-based vesting provisions and the other half to performance-based vesting provisions contingent upon the achievement of financial performance metrics. Following the IPO, our equity compensation has consisted of grants of SARs, which are subject to time-based vesting provisions. Both elements of executive compensation are aligned with the interests of our stockholders because the amount of compensation ultimately received will vary with our financial performance as reflected in our stock price performance, encourage equity ownership and promote retention of key talent. Equity-based compensation derives its value from our equity value, which is likely to fluctuate based on our financial performance. Payment of cash incentives is dependent on our achievement of pre-determined financial and operational objectives.

        We seek to apply a consistent philosophy to compensation for all executive officers. The compensation components described below simultaneously fulfill one or more of the above principles and objectives.

  Compensation Committee Procedures

        The Compensation Committee is responsible for:

  •
  annually reviewing and approving our goals and objectives for executive compensation;

  •
  annually reviewing and approving for our senior executive officers (1) annual base salary levels, (2) annual cash incentive opportunity levels, (3) long-term incentive opportunity levels, and (4) special or supplemental benefits or perquisites (if any);

  •
  annually approving actual annual cash incentive plan payouts and long-term equity incentive grants;

  •
  reviewing and approving any employment agreements, severance arrangements and change of control agreements for the senior executive officers, as appropriate;

  •
  making recommendations and reports to the board of directors concerning matters of executive compensation;

  •
  administering our executive incentive plans, including our equity plan;

  •
  reviewing compensation plans, programs and policies;

  •
  reviewing our incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk taking; and

  •
  reviewing director compensation, from time to time.

  Compensation Decision-Making Process

  Role of Executive Officers and Compensation Committee

        Prior to our IPO, we were a privately-held company with a relatively small number of stockholders, including our principal stockholder, J.H. Whitney VI. As a result, we were not subject to any stock exchange listing or SEC rules requiring a majority of our board of directors to be independent or relating to the formation and functioning of board committees, including a Company-level compensation committee.

        Historically, our President and Chief Executive Officer and our Senior Vice President and Chief Administrative Officer had been responsible for recommending and determining base salary amounts and increases for executive officers (other than themselves), and had recommended the annual performance objectives under our annual cash incentive plan, which we call our Management Incentive Plan, to the JCS Holdings Compensation Committee for its approval.

        Following the IPO, our Chief Executive Officer and certain senior human resources personnel continue to play a significant role in reviewing the performance of the other executive officers and making compensation recommendations to the Compensation Committee. When discussing performance evaluations and setting compensation levels for our executive officers, the Compensation Committee works closely with our Chief Executive Officer and our senior human resources personnel; however, the Compensation Committee has the discretion to reject or modify the recommendations of our Chief Executive Officer and senior human resources personnel. Neither our Chief Executive Officer nor any human resources personnel participates in determining or recommending the amount of his or her own compensation.

        Our Chief Executive Officer periodically evaluates the other executive officers' performance with the Compensation Committee and makes recommendations for base salary, cash incentive awards and grants of long-term equity incentive awards for all executive officers other than himself. Based on these recommendations and in consideration of the compensation objectives and principles described above, the Compensation Committee approves the annual compensation packages of all our executive officers.

        Following the completion of the IPO, the Compensation Committee undertook a substantial review of our existing compensation programs, objectives and philosophy to determine whether such programs, objectives, and philosophy were appropriate for a public company. This review included the use of market data prepared by our compensation consultant. As a result of such review, the Compensation Committee made certain limited adjustments to our compensation programs upon the recommendation of our compensation consultant. As we gain experience as a public company, we expect that the specific direction, emphasis and components of our executive compensation program will continue to evolve. For example, over time we expect to increase the use of empirical data, including benchmarking against peer companies.

  Committee's Independent Compensation Consultant

        In fiscal year 2012, the Compensation Committee engaged Pearl Meyer & Partners (Pearl) as its independent compensation consultant to advise the Compensation Committee with respect to compensation program design, the components of our executive compensation programs, and amounts to be paid to our named executive officers. Pearl also advised the Compensation Committee with respect to the design of our compensation program for independent directors, and provided the Compensation Committee with information on executive compensation trends and best practices. For fiscal year 2013, the Compensation Committee has engaged Pearl to advise the Compensation Committee. All of Pearl's work is done at the direction of or on behalf of the Compensation Committee. Although the Compensation Committee considers the advice of its independent consultant, the Compensation Committee has the final decision-making authority with respect to all elements of compensation. Pearl does not provide any additional services to the Company.

  Compensation Consultant Conflict of Interest Assessment

        In light of new SEC rules, we requested and received information from Pearl addressing potential conflicts of interest, including the following factors: (1) other services provided to us by Pearl; (2) fees paid by us as a percentage of Pearl's total revenue; (3) policies or procedures maintained by Pearl that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and a member of the Compensation Committee; (5) any company stock owned by the individual consultants involved in the engagement; (6) any business or personal relationships between our executive officers and Pearl or the individual consultants involved in the engagement. Based on an assessment of these factors, including information gathered from directors and executive officers addressing business or personal relationships with the consulting firm or the individual consultants, the Compensation Committee concluded that Pearl's work did not raise any conflict of interest.

  Use of Market Data Prior to the IPO

        Prior to our IPO, members of our human resources department would conduct an analysis of our executive compensation programs relative to those of other comparable companies to gain a general understanding of whether our executive compensation programs were competitive. For fiscal year 2011, our Senior Vice President and Chief Administrative Officer compiled executive compensation data from the Chain Restaurant Compensation Association Compensation Survey, The Human Capital Intelligence report published by the People Report and the Hay Group compensation study to assist with the assessment of our compensation programs. The Chain Restaurant Compensation Association Compensation Survey included data from approximately 125 restaurant concepts. The Human Capital Intelligence report provides compensation information on a variety of positions in the restaurant industry based upon information from 97 restaurant brands. The Hay Group compensation database contains more than seven million individual compensation related records from over 13,000 leading organizations. Our Chief Executive Officer and members of the JCS Holdings Compensation

Committee reviewed the data compiled by our Senior Vice President and Chief Administrative Officer and our human resources department from these sources regarding executive compensation paid by companies against which we believe we compete for executive talent to gain a general understanding of current compensation practices.

        The compensation of each of the named executive officers was generally compared to competitive market ranges derived from the compensation programs of companies participating in the surveys for executives with comparable positions and job responsibilities to gain a current understanding of general compensation practices. The compensation components reviewed for each position were base salary and annual incentive award opportunity, both individually and in the aggregate. Although the survey data was used as an important measure for assessing competitive levels of compensation for our named executive officers, we did not benchmark the compensation of our named executive officers against the companies participating in the survey. Rather, the survey data was used as a guide to gain a general understanding of current compensation practices. Our Chief Executive Officer and/or members of the JCS Holdings Compensation Committee exercised their discretion in setting both the individual compensation components and the total pay of each of our named executive officers at levels that were commensurate with their specific positions and job responsibilities, taking into account the need to retain and motivate our named executive officers to achieve superior levels of performance.

  Use of Market Data Following the IPO

        Following the IPO, the Compensation Committee engaged Pearl to compare the various elements of our executive compensation program in order to evaluate compensation levels relative to that of the market and our competitors through the use of publicly available market surveys and total compensation studies and long-term incentive compensation analyses. The Compensation Committee requested that Pearl perform this comparison, and Pearl provided compensation data for purposes of the chief executive officer's compensation review and for the other named executive officers during fiscal year 2012.

        For purposes of analyzing named executive officer compensation, at the request of the Compensation Committee, Pearl undertook an analysis to determine an appropriate peer group and presented to the Compensation Committee recommendations for the peer group. Pearl compiled a list of recommended peer companies that would be a representative example of organizations of comparable size and business focus and that are representative of the companies with whom we compete for executive talent, with a particular focus on ensuring industry-representative peers. Pearl developed the recommended peers based upon an assessment of industry, annual revenues, market capitalization, and percent of franchising revenues. The Compensation Committee reviewed the recommendations of the consultant and determined to make certain appropriate changes before approving the list of peer companies.

        The peer group is comprised of the following list of 15 companies, which are all in the casual or upscale dining industry and have size and financial characteristics generally comparable to us:

Biglari Holdings	Einstein Noah Restaurants
BJ's Restaurants	Frisch's Restaurants Inc.
Bob Evans Farms Inc.	Luby's Inc.
Bravo Brio Restaurant Group	Red Robin
Buffalo Wild Wings	Ruby Tuesday Inc.
Cheesecake Factory Inc.	Ruth's Hospitality Group
Chuy's Holdings, Inc.	Texas Roadhouse
Del Frisco's

Elements of Compensation

        The following is a discussion of the primary elements of compensation for each of our named executive officers. Compensation for our named executive officers generally consists of the following elements:

  •
  Base Salary.  A fixed cash payment intended to attract and retain talented individuals, recognize career experience and individual performance and provide competitive compensation.

  •
  Short-Term Incentives.  Our Management Incentive Plan provides annual cash incentive opportunities based upon Company performance that is intended to promote and reward achievement of our annual financial and strategic objectives and, for certain of our named executive officers, individual performance objectives measured over the current year.

  •
  Long-Term Incentives.  Prior to the IPO, we made grants of time vesting and performance vesting units of our former parent company, JCS Holdings. Following the IPO, we have made grants of time vesting SARs intended to align the executive's interests with those of our stockholders by tying value to long-term Company performance.

  •
  Health and Welfare Benefits.  Health and welfare benefits (including medical, dental, vision, life and AD&D insurance and long-term disability insurance) are intended to provide comprehensive benefits.

  •
  Executive Perquisites.  Additional benefits offered to our named executive officers to provide competitive supplemental benefits, such as Company payment of financial counseling and tax preparation services and an automobile allowance.

        Executive compensation includes both fixed components (base salary, health and welfare benefits and executive perquisites) and variable components (annual cash incentive awards and grants of time vesting equity awards) with the heaviest weight generally placed on the variable components. Each component is linked to one or more of our strategic objectives. The fixed components of compensation are designed to be competitive in order to induce talented executives to join our company, as well as retain such key talent. Revisions to the fixed components of compensation occur infrequently aside from our annual salary review or upon promotions or substantial increases to the executive's scope of responsibility. Salary increases are, in part, designed to reward executives for their management activities during the year and to maintain their level of income with respect to cost of living increases.

        The variable compensation related to our Management Incentive Plan is tied to the achievement of our annual financial objectives, and for some of our named executive officers achievement of individual objectives, and is designed so that above average performance is rewarded with above average rewards. Target annual cash incentive award levels under our Management Incentive Plan, as a percentage of base salary, are set once the executive is hired and generally relate to his or her scope of responsibility, with revisions typically occurring upon promotions or substantial increases to the executive's scope of responsibility. Our Management Incentive Plan is designed to align each executive's annual goals for their respective area of responsibility with the financial goals of the entire business as set by the Compensation Committee.

        The other material element to variable compensation prior to the IPO was the grant of time vesting and performance vesting common units of our former parent company, JCS Holdings. Certain of our employees, including Mr. Blanchette, continue to hold unvested common units of JCS Holdings. Upon vesting of any common unit of JCS Holdings, the holder is entitled to receive a distribution of shares of our common stock held by JCS Holdings for the benefit of such employee. Upon vesting of Mr. Blanchette's unvested common units in JCS Holdings, he will be entitled to receive a distribution of 88,245 shares of our common stock. Since the IPO, we have used time vesting SARs. These equity grants have been used to motivate executives and employees to individually and collectively build long-term stockholder value.

  Base Salary

        A primary component of compensation of our executive officers is base salary. Base salary is designed to provide our executive officers with steady cash flow during the course of the fiscal year that is not contingent on short-term variations in our corporate performance. The base salary established for each of our executive officers is intended to reflect each individual's responsibilities, the skills and experience required for the job, their individual performance, our business performance, labor market conditions and competitive market salary levels.

        Base salaries are reviewed during the fiscal year by our Chief Executive Officer and the Compensation Committee, and salary increases typically take effect in late-February or early March of each fiscal year, unless business circumstances require otherwise. In past years, our Chief Executive Officer and/or the JCS Holdings Compensation Committee reviewed the performance of all executive officers, and based upon this review and any relevant informal competitive market data made available to him or them during the preceding year, through informal discussions with recruiting firms, research and informal competitive positioning against our Chief Executive Officer and/or members of the JCS Holdings Compensation Committee's personal knowledge of the competitive market, set the salary level for each executive officer for the coming year. Since the IPO, the Compensation Committee has considered the peer group data described above in determining market levels for purposes of salary increases.

  Salary Adjustments in Fiscal Year 2012

        As part of our historical annual review process in February 2012, Mr. Mazany's salary was increased $25,000 to $275,000 due to superior performance results in the Joe's Crab Shack brand. Upon completion of the IPO in May 2012, Mr. Blanchette's base salary increased $125,000 to $625,000 and Mr. Rager's base salary increased $25,000 to $275,000 in light of the increased responsibility for the management of a publicly-traded company. In addition, the base salary for Ms. Ahearn increased $25,000 to $225,000, while the base salary for Mr. Kuhn did not change in fiscal year 2012.

  Short-Term Incentive Compensation

        In addition to receiving base salaries, our named executive officers are eligible to earn annual incentive awards under our Management Incentive Plan based upon the attainment of specific financial performance objectives and, for certain executives, individual performance objectives. The annual cash incentive awards under our Management Incentive Plan are intended to offer incentive compensation by rewarding the achievement of corporate objectives linked to our overall financial results. Our Compensation Committee has authority to award annual cash incentives under our Management Incentive Plan to our executive officers. We believe that establishing annual cash incentive opportunities under our Management Incentive Plan helps us attract and retain qualified and highly skilled executives. These annual cash incentive awards under our Management Incentive Plan are intended to reward executive officers who have a positive impact on corporate results.

  Setting Target Award Levels

        On an annual basis, or at the commencement of an executive officer's employment with us, our Compensation Committee, based upon input from our Chief Executive Officer and our human resources personnel, typically sets a target level of annual cash incentive award opportunity under our Management Incentive Plan that is structured as a percentage of such executive officer's base salary at

December 31 of each year. An executive officer's target level of annual cash incentive award opportunity is set between 40% to 50% of his or her base salary.

        For fiscal year 2012, each of Messrs. Blanchette, Kuhn and Mazany's target annual cash incentive award opportunity was set based upon each executive's scope of responsibility and impact upon our overall financial performance at 50%. For fiscal year 2012, each of Mr. Rager's and Ms. Ahearn's target annual cash incentive award opportunity was set based upon each executive's scope of responsibility and impact upon our overall financial performance at 40%.

  Setting Performance Objectives

        Each year the Compensation Committee establishes our corporate financial performance objective and sets a threshold, target and maximum amount with reference to achieving pre-set levels of desired financial performance, with consideration given to our annual and long-term financial plan, as well as to macroeconomic conditions. All or part of a named executive officer's annual cash incentive award opportunity under our Management Incentive Plan is determined based upon the achievement level of our Adjusted EBITDA. The Compensation Committee believes this corporate performance objective reflected our overall Company goals for fiscal year 2012, which balanced the achievement of revenue growth and improving our operating efficiency. The Compensation Committee believes that this definition of Adjusted EBITDA provides a meaningful understanding of our core operating performance and is substantially similar to the financial metric used under our senior secured credit facility. A description of how we calculate Adjusted EBITDA and a reconciliation of net income to Adjusted EBITDA is provided on pages 55 through 58 our Annual Report on Form 10-K filed with the SEC on March 20, 2013.

        We have historically attempted to maintain consistency year-over-year with respect to the difficulty of achieving the financial performance objectives under our Management Incentive Plan. Our annual Adjusted EBITDA financial target typically increases each year to promote continuous growth consistent with our business plan. The financial performance targets are designed to be realistic and attainable though slightly aggressive, requiring in each fiscal year strong performance and execution that in our view provides an annual incentive firmly aligned with stockholder interests.

        Depending upon the named executive officer's position within the Company, his or her annual cash incentive award potential under our Management Incentive Plan is either based solely on the achievement level of our Adjusted EBITDA, or is based on a combination of Adjusted EBITDA achievement and attainment of pre-determined individual performance objectives comprised of operating division or business unit-specific goals to advance the strategic and operating plans of both the operating division or business unit and the Company. The level of achievement of each performance objective is set as a percentage ranging from 40% for achieving the threshold level of the applicable performance objective, to 100% for achieving the target level of the applicable performance objective and 150% for achieving the maximum level of the applicable performance objective. The minimum level of performance must be achieved for the applicable performance objective to be included in the annual cash incentive award. Earned individual payouts also range from 40% to 150% of target and reflect allocations based on corporate, business unit, and individual performance, as discussed later in further detail.

        Generally, the named executive officer must be employed at the time of payment to receive such amount. In addition, the Compensation Committee may adjust annual cash incentive awards due to extraordinary or nonrecurring events, such as significant financings, equity offerings or acquisitions.

  2012 Performance Annual Incentive Awards

        For fiscal year 2012, the threshold Adjusted EBITDA amount was set at $45.4 million, the target Adjusted EBITDA amount was set at $50.4 million and the maximum Adjusted EBITDA amount was set at $55.4 million. At the conclusion of the fiscal year, we presented our financial statements to our independent auditor for their review. Once our independent auditor completed their audit of our financial statements, we presented our Adjusted EBITDA and our financial statements to our Audit Committee for review and approval. Once the Audit approved our financial statements and Adjusted EBITDA results, we then presented that information to our Chief Executive Officer and the Compensation Committee for review and approval. Actual Adjusted EBITDA for fiscal year 2012 was $52.0 million, above the target Adjusted EBITDA amount of $50.4 million, and each of our named executive officers received approximately 112% of target for this performance objective.

        Messrs. Blanchette and Rager's annual cash incentive award was solely based upon the achievement of the Adjusted EBITDA objective. Mr. Rager's last day of employment with us was January 4, 2013, and he was therefore not eligible to receive an annual cash incentive award for fiscal year 2012.

        Mr. Mazany's annual cash incentive award was based upon the achievement of the Adjusted EBITDA objective (40%) and achievement of his individual performance objective (60%), which consisted of the attainment of a restaurant level profit of Joe's Crab Shack set at threshold, target and maximum amounts. The actual restaurant level profit of Joe's Crab Shack for fiscal year 2012 was slightly below the target amount.

        Mr. Kuhn's annual cash incentive award was based on the achievement of the Adjusted EBITDA objective (40%) and the achievement of his individual performance objective (60%), which consisted of the attainment of a restaurant level profit of Brick House Tavern + Tap set at threshold, target and maximum amounts. The actual restaurant level profit for Brick House Tavern + Tap for fiscal year 2012 was slightly above the target amount.

        Ms. Ahearn's annual cash incentive award was based upon the achievement of the Adjusted EBITDA objective (70%) and achievement of her respective individual performance objectives (30%), which consisted of the (i) attainment of comparable restaurant sales increases at Joe's Crab Shack (10%), (ii) attainment of comparable restaurant sales increases at Brick House Tavern + Tap (10%), and (iii) attainment of guest count increases (at Joe's Crab Shack only), in each case set at threshold, target and maximum amounts. Ms. Ahearn's goals were achieved between minimum and target and slightly below maximum with respect to Joe's Crab Shack's and Brick House Tavern + Tap comparable restaurant sales increases, respectively, and below minimum for guest count growth (at Joe's Crab Shack only). Therefore, Ms. Ahearn received approximately 76% of target for her individual performance objectives (30%).

        The table below indicates the total annual cash incentive award payment for fiscal year 2012 for our named executive officers, as well as the weighted components used to determine award payments.

Name	Base Salary at 12/31/12		Target Award as a Percentage of Base Salary	Weighting of Adjusted EBITDA Objective	Weighting of Individual Performance Objectives	Actual Award Payment
Raymond A. Blanchette, III	$625,000	(a)	50%	100%	—	$365,969
Jeffrey L. Rager	$275,000		40%	100%	—	$—
James F. Mazany	$275,000	(d)	50%	40%	60%	$147,026
James W. Kuhn	$235,000		50%	40%	60%	$126,592
Robin N. Ahearn	$225,000		40%	70%	30%	$93,298

(a)
Mr. Rager's last day of employment with us was January 4, 2013. Because Mr. Rager was not employed with us at the time of annual cash incentive awards for fiscal year 2012, he was not entitled to any such award.

  One-time Bonus to Ms. Ahearn

        In addition to amounts under our Management Incentive Plan, Ms. Ahearn received a one-time $300,000 cash bonus in connection with the IPO. Such one-time bonus was given to provide Ms. Ahearn with compensation substantially equivalent to amounts that were realized by other senior executives in connection with their sale of common stock in the IPO. The Compensation Committee determined that Ms. Ahearn had not been provided equity awards in line with the other senior executive officers prior to the IPO and that such bonus was necessary to appropriately compensate Ms. Ahearn in connection with the IPO and consistent with our other senior executive officers.

  Long-Term Equity-Based Compensation

        Our Compensation Committee believes that equity-based compensation is an important component of our executive compensation program and that providing a significant portion of our executive officers' total compensation package in equity-based compensation aligns the incentives of our executives with the interests of our stockholders and with our long-term corporate success. Additionally, our Compensation Committee believes that equity-based compensation awards enable us to attract, motivate, retain and adequately compensate executive talent. Since our IPO, the Compensation Committee has awarded equity-based compensation in the form of SARs with time based vesting. The Compensation Committee believes the award of SARs with time based vesting provide executives with a long-term interest in our success and reward the creation of stockholder value over time.

        Prior to our IPO, we made grants of time vesting and performance vesting units of our former parent company, JCS Holdings. JCS Holdings continues to hold less than one percent of our outstanding common stock for the benefit of certain of our officers and directors who continue to hold unvested common units in JCS Holdings. Upon vesting of such common units, such officer or director is entitled to receive a distribution of shares of our common stock.

        Since our IPO, each executive officer has been provided with a grant of SARs when they join our Company based upon his or her position with us and his or her relevant prior experience. Each of our named executive officers were also granted SARs following the completion of our IPO. In addition to such SAR grants, the Compensation Committee may grant additional awards of SARs or other equity awards to retain our executives and to recognize the achievement of corporate and individual goals and/or strong individual performance.

        Each grant of SARs is awarded pursuant to a stock appreciation right agreement. In allocating the amount of equity awarded to our named executive officers, each individual's compensation package is reviewed and a subjective determination of the number of equity awards that would be appropriate to retain and motivate each executive officer in his or her position is set. A greater amount of equity is granted to our more senior executives who have more strategic responsibilities and a more direct impact on corporate results.

  2012 Long-Term Incentive Awards Granted following our IPO

        The Compensation Committee granted SARs awards to our named executive officers following our IPO in May 2012. The grants were made to incentivize our named executive officers to work to grow our stock price over time and as a retention incentive.

        The Compensation Committee approved the following long-term equity incentive grants in May 2012:

Name	Grant Date Fair Value of SARs ($)	Number of SARs Granted (#)	Exercise Price ($)
Raymond A. Blanchette, III	1,127,100	170,000	14.00
Jeffrey L. Rager(a)	281,775	42,500	14.00
James F. Mazany	281,775	42,500	14.00
James W. Kuhn	198,900	30,000	14.00
Robin N. Ahearn	198,900	30,000	14.00

(a)
Mr. Rager's last day of employment with us was January 4, 2013 and he forfeited the value of such SARs as of such date.

        In each case, 25% of the SARs described above will vest on each of June 30, 2013, 2014, 2015 and 2016.

  Types of Long-Term Award Grants

        Prior to our IPO, our long-term equity incentive awards were in the form of restricted common units in our former parent JCS Holdings, LLC. Since our IPO, the Compensation Committee has used SARs, which are described in detail below. Grants of equity compensation are made under the 2012 Plan, which allows the Compensation Committee to grant SARs, among other equity awards, to our key employees and outside directors.

  Stock Appreciation Rights

        We grant stock appreciation rights, which we refer to as SARs, because we believe they are "pay-for-performance" and aligned with stockholder interests because they have no value unless the share price appreciates. A SAR is a right to receive a payment in shares of our common stock equal in value to the excess of the fair market value of one share of our common stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The term of each SAR may not exceed ten years. The exercise price per share covered by a SAR will be the fair market value of our common stock at the close of market on the day prior to the date of grant. The SARS vest ratably over the course of four years, subject to continued employment on the vesting date, to encourage executive longevity and to compensate our executive officers for their contribution to our success over a period of time.

  Timing of Awards/Equity Award Granting Policy

        The Compensation Committee determines the size and terms and conditions of equity grants to our executive officers in accordance with the terms of our 2012 Plan and approves them on an individual basis.

  Employment Agreements and Severance and Change of Control Benefits

        We do not currently have employment agreements with any of our named executive officers that provide for guaranteed employment.

        In connection with the grant of common units in our former parent company, we entered into unit grant agreements with each recipient that contain severance benefits and change of control provisions, the terms of which are described under the heading "—Potential Payments Upon Termination or Change of Control."

  Benefits and Executive Perquisites

        We believe that attracting and retaining superior management talent requires an executive compensation program that is competitive in all respects with the programs provided at similar companies.

        We do not maintain defined benefit plans, non-qualified deferred compensation plans or supplemental retirement plans for our executive officers.

  Other Benefits

        All named executive officers are eligible for benefits including: medical, dental, short- and long-term disability and life insurance. The executives participate in these plans on the same basis, terms, and conditions as other administrative employees.

  Perquisites

        Our executive officers, including our named executive officers, may make limited use of financial counseling and tax preparation services, receive an automobile allowance and a medical examination and other modest and customary perquisites, including dining discounts. Any perquisites are negotiated with the executive officer at the time such executive officer joins us. All such perquisites for the named executive officers are reflected in the "All Other Compensation" column of the Summary Compensation Table and the accompanying footnotes.

  Recovery of Certain Awards

        We do not currently have a formal policy for recovery of incentive-based compensation paid to current and former executive officers. However, despite the lack of a formal clawback policy for the recovery of incentive-based compensation awards, in connection with our recent restatement, the Compensation Committee asked each of our named executive officers (other than Ms. Ahearn who was not a named executive officer as of such time) to repay to the Company the difference between the amount each named executive officer was paid in incentive compensation and the amount each such officer would have been paid after giving effect to the restatement that occurred in fiscal year 2012. While the restatement was not the result of any management misconduct, the Compensation Committee nevertheless determined that a clawback was in the best interests of the Company and its stakeholders. The clawback applied to incentive compensation paid since fiscal year 2008, the year we implemented a measurable incentive compensation program tied to Adjusted EBITDA. As a result of the Compensation Committee's clawback decision, our named executive officers repaid an aggregate of $85,864 to the Company, which was comprised of $40,976 for fiscal year 2010 and $44,888 for fiscal year 2011. The restatement did not impact fiscal year 2008 or 2009 incentive compensation.

        We intend to implement a formal policy for the recovery of incentive-based compensation paid to current and former executive officers that will comply with regulations to be adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act.

  Risk Analysis of Compensation Plans

        After analysis, the Compensation Committee believes that our compensation policies and practices for our employees, including our executives, do not encourage excessive risk or unnecessary risk-taking and in our opinion the risks arising from such compensation policies and practices are not reasonably likely to have a material adverse effect on us. The Compensation Committee believes our compensation programs have been balanced to focus our key employees on both short- and long-term financial and operational performance.

  Tax and Accounting Considerations

        Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for a company's named executive officers, other than its chief financial officer, unless such compensation qualifies as performance-based under such section. Our Compensation Committee seeks to qualify the variable compensation paid to our named executive officers for an exemption from the deductibility limitations of Section 162(m). However, the Compensation Committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

        In connection with decisions that relate to our equity incentive award plans and programs, the Compensation Committee considers the accounting implications of significant compensation decisions. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

  Hedging and Pledging

        None of our executive officers or directors holds any of our stock subject to a hedge or pledge.

Compensation of Named Executive Officers

        The tables in the following sections provide information required by the SEC regarding compensation paid to or earned by our named executive officers.

 Summary Compensation Table

        The following table sets forth the total compensation for all services rendered in all capacities to us and our former parent, JCS Holdings, in fiscal years 2011 and 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option/SAR Awards ($)(a)	Non-Equity Incentive Plan Compensation ($)(b)		All Other Compensation ($)(c)	Total ($)
Raymond A. Blanchette, III	2012	577,884	—	1,127,100	365,969		16,094	2,087,047
President and Chief Executive	2011	500,000		—	153,070	(d)	10,200	663,270	(d)
Officer
Jeffrey L. Rager(e)	2012	265,577	—	281,775	—		4,650	552,002
Senior Vice President and	2011	250,000	—	—	61,228	(d)	—	311,228	(d)
Chief Financial Officer
James F. Mazany	2012	270,673	—	281,775	147,026		10,754	710,228
Senior Vice President and	2011	247,274	—	—	124,267	(d)	11,200	382,741	(d)
Chief Operations Officer,
Joe's Crab Shack
James W. Kuhn	2012	235,000	—	198,900	126,592		14,700	575,192
Senior Vice President and	2011	232,940	—	—	28,777	(d)	14,168	275,885	(d)
Chief Operations Officer,
Brick House Tavern + Tap
Robin N. Ahearn	2012	220,673	300,000	198,900	93,298		275	813,146
Senior Vice President and	2011	201,519	—	—	67,960		1,304	270,783
Chief Marketing Officer

(a)
Equity awards were made in the form of SARs in fiscal 2012. Represents the aggregate grant date fair value for the equity awards granted in the applicable year, computed in accordance with FASB ASC Topic 718. Information about the assumptions used to value these awards can be found in Note 10 to the consolidated financial statements in our Form 10-K for the fiscal year ended December 31, 2012 filed on March 20, 2013.

(b)
Represents annual cash incentive awards under our Management Incentive Plan. For fiscal 2012, the annual cash incentive is based on achievement of the Company's Adjusted EBITDA target for Mr. Blanchette and is based on a combination of Adjusted EBITDA target achievement and individual performance goals for Messrs. Mazany and Kuhn and Ms. Ahearn. See "—Compensation Discussion and Analysis—Elements of Compensation—Short-Term Incentive Arrangements."

(c)
The amounts included in this column include the following:

Name	Automobile Allowance ($)	Financial Counseling and Tax Preparation ($)	Medical Examination ($)
Raymond A. Blanchette, III	10,200	4,394	1,500
Jeffrey L. Rager	—	3,000	1,650
James F. Mazany	10,200	554	—
James W. Kuhn	10,200	3,000	1,500
Robin N. Ahearn	—	275	—

(d)
In connection with our fiscal year 2012 restatement, our named executive officers (other than Ms. Ahearn who was not a named executive officer as of such time) each repaid the Company the difference between the amount each named executive officer was paid in incentive compensation in fiscal year 2011 and the amount each such officer would have been paid after giving effect to the restatement as follows: Mr. Blanchette, $25,105; Mr. Rager, $10,042; Mr. Mazany, $5,021; and Mr. Kuhn, $4,720.

(e)
Mr. Rager's last day of employment with us was January 4, 2013. Because Mr. Rager was not employed with us at the time of annual cash incentive awards for fiscal year 2012, he was not entitled to any such award. In addition, he forfeited the value of his SAR grant as of such date.

2012 Grants of Plan-Based Awards Table

        The following table sets forth information regarding grants of plan-based awards made to our named executive officers during fiscal year 2012 under our Management Incentive Plan and SARs awards granted under the 2012 Plan to each of the named executive officers during fiscal year 2012.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(a)					Grant Date Fair Value of Stock or Option/SAR Awards ($)(c)
						Exercise or Base Price of Option/SAR Awards ($/Sh)
					All Other Option/SAR Awards (#)(b)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Raymond A. Blanchette, III	—	125,000	312,500	468,750
	05/11/2012				170,000	14.00	1,127,100
Jeffrey L. Rager(d)	—	44,000	110,000	165,000
	05/11/2012				42,500	14.00	281,775
James F. Mazany		55,000	137,500	206,250
	05/11/2012				42,500	14.00	281,775
James W. Kuhn	—	47,000	117,500	176,250
	05/11/2012				30,000	14.00	198,900
Robin N. Ahearn	—	36,000	90,000	135,000
	05/11/2012				30,000	14.00	198,900

(a)
These amounts represent threshold, target and maximum annual cash incentive opportunities for each of the named executive officers under our Management Incentive Plan. The actual amount of the annual cash incentive award earned by each named executive officer for fiscal year 2012 is reported in the Summary Compensation Table. For a description of the performance targets relating to the Company's annual cash incentive opportunities for fiscal year 2012, please refer to "—Compensation Discussion and Analysis—Elements of Compensation—Short-Term Incentive Arrangements" above.

(b)
Awards were made in the form of SARs.

(c)
Represents the aggregate grant date fair value for SARs granted, computed in accordance with FASB ASC Topic 718.

(d)
Mr. Rager's last day of employment with us was January 4, 2013. The entire amount of his SARs grant was forfeited as of such date and he became ineligible to receive an award under our Management Incentive Plan for fiscal year 2012.

Outstanding Equity Awards at Fiscal Year End

        The following table sets forth information with respect to outstanding SARs and stock awards for each of the named executive officers as of December 31, 2012.

	Option Awards(a)						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised SARs/ Options (#) Exercisable	Number of Securities Underlying Unexercised SARs/ Options (#) Unexercisable(a)		SAR/Option Exercise Price ($)	SAR/Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)(b)		Market Value of Shares of Stock That Have Not Vested ($)(c)
Raymond A. Blanchette, III	06/11/2009						88,245	(d)	1,147,185
	05/11/2012	—	170,000		14.00	05/11/2022
Jeffrey L. Rager	05/11/2012	—	42,500	(e)	14.00	05/11/2022
James F. Mazany	05/11/2012	—	42,500		14.00	05/11/2022
James W. Kuhn	05/11/2012	—	30,000		14.00	05/11/2022
Robin N. Ahearn	05/11/2012	—	30,000		14.00	05/11/2022

(a)
These awards are in the form of SARs. Upon exercise of a SAR, the named executive officer will be entitled to a payment in shares of our common stock equal in value to the excess of the fair market value of one share of our common stock on the date of exercise over the exercise price of the SAR. The SARs will vest 25% on each of June 30, 2013, 2014, 2015 and 2016.

(b)
The shares of common stock shown in this column represent the number of shares of common stock of the Company the named executive officer will receive as a distribution from JCS Holdings upon the vesting of common units of JCS Holdings held by such named executive officer as of December 31, 2012.

(c)
The market value of awards is based on the closing price of our common stock on the Nasdaq Stock Market as of December 31, 2012, which was $13.00.

(d)
Mr. Blanchette held unvested common units in JCS Holdings as of December 31, 2012. Such common units vest on June 11, 2014, subject to continued employment, or prior to such date upon the occurrence of an underwritten public offering of equity securities with net proceeds to the Company in excess of $100 million or certain other organic transactions as set forth in the related unit grant agreement. Upon vesting, he will be entitled to receive a distribution of common stock.

(e)
January 4, 2013 was Mr. Rager's last day of employment with us. The SARs were forfeited as of such date.

Option Exercises and Stock Vested Table

        The following table sets forth information regarding the number and value of shares of common stock distributed to each named executive officer for common units of JCS Holdings that vested during fiscal year 2012. No named executive officer exercised a SAR during fiscal year 2012, as no such SARs were vested.

Name	Number of Shares Acquired on Vesting (#)(a)	Value Realized on Vesting ($)(b)
Raymond A. Blanchette, III	—	—
Jeffrey L. Rager	45,887	606,090
James F. Mazany	—	—
James W. Kuhn	—	—
Robin N. Ahearn	—	—

(a)
Reflects the number of shares of common stock earned upon the vesting of time-based and performance-based common units of JCS Holdings that vested during fiscal year 2012.

(b)
The market value is based upon the closing price of our common stock on the Nasdaq Stock Market as of the date the common units vested.

Pension Benefits

        Our named executive officers did not participate in or have account balances in qualified or nonqualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

        Our named executive officers did not participate in or have account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us.

Potential Payments Upon Termination or Change in Control

        The information below describes and quantifies certain compensation that would become payable under each named executive officer's respective unit grant agreements if, as of December 31, 2012, their respective employment with us had been terminated. In addition, in connection with a change in control, as defined in the 2012 Plan, the Compensation Committee may accelerate vesting of outstanding awards under the 2012 Plan. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event. Mr. Rager's last day of employment was January 4, 2013. Below the table, we describe amounts paid in connection with the departure of Mr. Rager.

Named Executive Officer	Benefit	Death or Disability	Change in Control(a)	Termination Without Cause	Termination for Good Reason
Raymond A. Blanchette, III	Cash severance	$1,250,000	$1,250,000	$1,250,000	$1,250,000
	Acceleration of equity	—	—	—	—
	Health benefits continuation	6,923	6,923	6,923	6,923
	Total	$1,256,923	$1,256,923	$1,256,923	$1,256,923
James F. Mazany	Cash severance	—	$137,500	$137,500	—
	Acceleration of equity	—	—	—	—
	Health benefits continuation	—	3,462	3,462	—
	Total	—	$140,962	$140,962	—
James W. Kuhn	Cash severance	—	$117,500	$117,500	—
	Acceleration of equity	—	—	—	—
	Health benefits continuation	—	3,462	3,462	—
	Total	—	$120,962	$120,962	—
Robin N. Ahearn	Cash severance	—	$56,250	$56,250	—
	Acceleration of equity	—	—	—	—
	Health benefits continuation	—	947	947	—
	Total	—	$57,197	$57,197	—

(a)
Assumes the executive is terminated without cause following a change in control. Without a termination, the executive would receive only an acceleration of equity upon a change in control.

(b)
The market value of unvested common units is based upon the fair market value of the shares of common stock that such named executive officer would be entitled to receive upon the vesting of common units. The market value of common stock is based upon the closing price of our common stock on the Nasdaq Stock Market as of December 31, 2012, which was $13.00.

  Mr. Blanchette

        In accordance with his unit grant agreements, if his employment is terminated without cause (as such term is defined in the JCS Holdings, LLC Agreement) or he terminates his employment for good reason (as such term is defined in his 2009 unit grant agreement) or as a result of his death or disability (as such term is defined in his 2009 unit grant agreement), then he is, subject in the case of a termination without cause and a termination for good reason to his execution of a general release and his compliance with post-termination obligations relating to confidentiality, intellectual property, non-competition and non-solicitation, entitled to the following:

  •
  24 months salary continuation; provided, that if he becomes employed, this payment obligation ceases on the later of 12 months after termination or the date he is otherwise employed; and

  •
  12 months continuation of medical and dental coverage.

  Messrs. Mazany and Kuhn and Ms. Ahearn

        In accordance with their respective unit grant agreements, if their employment is terminated without cause (as such term is defined in the JCS Holdings, LLC Agreement), then the named executive officer is, subject to his or her execution of a general release and his compliance with post-termination obligations relating to confidentiality, intellectual property, non-competition and non-solicitation, entitled to the following:

  •
  For Messrs. Mazany and Kuhn

  •
  six months salary continuation; and

  •
  six months continuation of medical and dental coverage.

  •
  For Ms. Ahearn

  •
  three months salary continuation; and

  •
  three month continuation of medical and dental coverage.

  Separation of Mr. Rager

        January 4, 2013 was Mr. Rager's last day of employment with us. On December 10, 2012, we entered into a separation and release agreement with Mr. Rager pursuant to which he will receive bi-weekly severance payments equal to his then current base salary for a period of 26 weeks following his separation date on January 4, 2013, along with continued payment of the Company's contribution towards his health benefits for a period of six months following January 4, 2013. Such amounts are expected to equal $149,663 in the aggregate. Mr. Rager was also released from a nine month non-competition obligation that he would have been obligated by pursuant to his previous unit grant agreement. In addition, upon his termination, the value of Mr. Rager's fiscal year 2012 SARs grant was forfeited and he became ineligible to receive an award under our Management Incentive Plan for fiscal year 2012.

  Restrictive Covenants

        Under the terms of their respective unit grant agreements, each named executive officer (excluding Mr. Rager who is no longer subject to a unit grant agreement) has agreed to confidentiality obligations during and after employment. In addition, under their respective unit grant agreements, each named executive officer has agreed to the following:

  •
  For Messrs. Mazany and Kuhn

  •
  non-solicitation obligations for two years following employment termination; and

  •
  non-competition obligations for twelve months following employment termination.

  •
  For Ms. Ahearn

  •
  non-solicitation obligations for one year following employment termination; and

  •
  non-competition obligations for three months following employment termination.

        Mr. Rager is subject to the restrictive covenants agreed to in connection with his separation from the Company as described above.

  Change in Control under the 2012 Plan

        In connection with a change in control, as defined in the 2012 Plan, the Compensation Committee may accelerate vesting of outstanding awards under the 2012 Plan. In addition, such awards will be, in the discretion of the Compensation Committee, (i) assumed and continued or substituted in accordance with applicable law, (ii) purchased by us for an amount equal to the excess of the price of a share of our common stock paid in a change in control over the exercise price of the award(s), or (iii) cancelled if the price of a share of our common stock paid in a change in control is less than the exercise price of the award. The Compensation Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

Compensation Committee Interlocks and Insider Participation

        The directors serving on the Compensation Committee of the board of directors during the fiscal year ended December 31, 2012 were Zane Leshner (Chairman) and Paul R. Vigano. None of these individuals are or ever have been our officers or employees. During the 2012 fiscal year, none of our executive officers served as a director of any corporation for which any of these individuals served as an executive officer, and there were no other Compensation Committee interlocks or relationships with the companies with which these individuals or our other directors are affiliated.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis section of this Proxy Statement. Based on its review and discussions with management, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee
Zane Leshner, Chair Ann Iverson Paul R. Vigano

DIRECTOR COMPENSATION

Compensation of Directors

  Independent Directors

        Only independent directors receive compensation for their participation on our board of directors, or service as a chair or member of a committee of the board.

        We provide each independent director with an annual cash retainer fee of $30,000, which includes meeting fees for a specified number of board and committee meetings, and an annual grant of 4,000 shares of restricted common stock subject to a one year time-based vesting schedule. The chairs of the Audit, Compensation, and Corporate Governance and Nominating Committees, if independent, also receive a supplemental annual cash retainer of $20,000, $10,000 and $7,500, respectively. In addition, each independent member of the Audit, Compensation, and Corporate Governance and Nominating Committees other than the chair, receives a supplemental annual cash retainer of $8,000, $4,000 and $3,000, respectively.

        Non-independent directors receive no compensation for their participation on the board or involvement in any of its Committees.

Director Compensation Table for Fiscal 2012

        The following table sets forth information concerning the fiscal year 2012 compensation of our non-employee directors:

Name	Fees Earned in Cash ($)	Stock Awards ($)(1)		Total ($)(2)
Brian N. Cherry	—	—		—
John F. Gilbert III	40,668	56,000		96,668
Ann Iverson(3)	3,415	—		3,415
Zane Leshner	37,137	56,000		93,137
Paul R. Vigano	—	—		—
Richard P. Bermingham(4)	43,557	56,000	(5)	99,557
Fritzi G. Woods(6)	—	—		—
Joseph N. Stein(7)	—	—		—

(1)
On May 10, 2012, each independent director serving on the board at such time received a grant of 4,000 shares of restricted stock that will vest on June 30, 2013. The amount shown in the table represents the grant date fair value of the restricted stock granted in 2012, computed in accordance with FASB ASC Topic 718. The aggregate number of outstanding stock awards at December 31, 2012 was 4,000 for each of Messrs. Gilbert and Leshner and 0 for Messrs. Cherry, Vigano and Bermingham and Ms. Iverson.

(2)
No perquisites were received by any of our non-employee directors during fiscal year 2012.

(3)
Ms. Iverson joined our board on December 7, 2012.

(4)
Mr. Bermingham resigned from our board effective December 31, 2012.

(5)
The 4,000 restricted common stock awards granted to Mr. Bermingham in May 2012 were forfeited when Mr. Bermingham left the board on December 31, 2012 in accordance with their terms.

(6)
Ms. Woods joined our board on March 26, 2013.

(7)
Mr. Stein joined our board on June 4, 2013.

        Our non-employee directors are reimbursed for all reasonable out-of-pocket expenses incurred in attending board meetings and director education programs.

STOCKHOLDER PROPOSALS

Rule 14a-8 Proposals for Our 2014 Proxy Statement

        Pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), a stockholder proposal submitted for inclusion in our proxy statement for the 2014 Annual Meeting must be received by December 27, 2013. However, pursuant to such rule, if the 2014 Annual Meeting is held on a date that is before May 5, 2014 or after July 4, 2014, then a stockholder proposal submitted for inclusion in our proxy statement for the 2014 Annual Meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2014 Annual Meeting.

Stockholder Proposals of Business

        Under our bylaws that will be in effect for the 2014 Annual Meeting, a stockholder is eligible to submit a stockholder proposal of business (other than nominations of directors, the procedures for which are described below) at an annual meeting outside the processes of Rule 14a-8 if the stockholder is (1) a stockholder of record at the time of giving notice of such proposal, (2) entitled to vote at the meeting and (3) complies with the notice procedures set forth in our bylaws. Our bylaws provide that the proposal must be a proper matter for stockholder action under Delaware law and the stockholder must provide timely notice of the proposal in writing to our Corporate Secretary. To be timely under our bylaws, our Corporate Secretary must receive advance notice of a proposal for business at the 2014 Annual Meeting between February 4, 2014 and March 6, 2014; provided, however, if and only if the 2014 Annual Meeting is not scheduled to be held between May 5, 2014 and August 3, 2014, such stockholder's notice must be delivered to our Corporate Secretary by the tenth day following the day on which the date of the 2014 Annual Meeting is publicly disclosed. The advance notice of the proposal must contain certain information specified in our By-laws, including information concerning the proposal and the stockholder proponent. The foregoing description is only a summary of the requirements of our By-laws. Stockholders intending to submit a proposal of business at the 2014 Annual Meeting outside the processes of Rule 14a-8 must comply with the provisions specified in our bylaws, as amended and restated and adopted as of May 15, 2012, which were filed with the SEC as an exhibit to a Form 10-Q on October 30, 2012.

 Stockholder Nominations of Directors

        Stockholders may nominate directors for election without consideration by the Corporate Governance and Nominating Committee by complying with the eligibility, advance notice and other provisions of our bylaws. Under our bylaws that will be in effect for the 2014 Annual Meeting, a stockholder is eligible to submit a stockholder nomination of directors at an annual meeting if the stockholder is (1) a stockholder of record at the time of giving notice of such proposal, on the record date for the annual meeting and at the time of the annual meeting (2) entitled to vote at the meeting and (3) complies with the notice procedures set forth in our bylaws. The stockholder must provide timely notice of the nomination in writing to our Corporate Secretary. To be timely under our bylaws, our Corporate Secretary must receive advance notice of a nomination for election of a director at the 2014 Annual Meeting between February 4, 2013 and March 6, 2014; provided, however, if and only if the 2014 Annual Meeting is not scheduled to be held between May 5, 2014 and August 3, 2014, such stockholder's notice must be delivered to our Corporate Secretary by the tenth day following the day on which the date of the 2014 Annual Meeting is publicly disclosed. The advance notice of the nomination must contain certain information specified in our bylaws, including information concerning the nominee and the stockholder proponent, and the stockholder must update and supplement that information as of, and within ten days of, the record date for the 2014 Annual Meeting. The foregoing description is only a summary of the requirements of our bylaws. Stockholders intending to submit a nomination for the 2014 Annual Meeting must comply with the provisions specified in our bylaws, as amended and restated and adopted on May 15, 2012, which were filed with the SEC as an exhibit to a Form 10-Q on October 30, 2012.

Contact Information

        Stockholder proposals or nominations should be sent to:

9900 Westpark Drive
Suite 300
Houston, Texas 77063
Attention: Corporate Secretary

OTHER MATTERS

Other Business

        We know of no other business to be transacted, but if any other matters do come before the Special Meeting, the persons named as proxies in the accompanying proxy, or their substitutes, will vote or act with respect to them in accordance with their best judgment.

By order of the Board of Directors,

Edward W. Engel Senior Vice President, General Counsel and Secretary

APPENDIX A

Amendment No. 1 to the
Ignite Restaurant Group, Inc. 2012 Omnibus Incentive Plan

        WHEREAS, Ignite Restaurant Group, Inc. (the "Company") has established the Ignite Restaurant Group, Inc. 2012 Omnibus Incentive Plan, effective May 10, 2012 (the "Plan");

        WHEREAS, the Company's Board of Directors (the "Board") has the authority pursuant to Section 12.1 of the Plan to amend the Plan subject to the approval of holders of the Company's common stock ("Common Stock"), $0.01 par value per share (the "Stockholders") entitled to vote in accordance with applicable law;

        WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of the Company's Common Stock that may be issued under the Plan; and

        WHEREAS, pursuant to a unanimous written consent of the Board effective July 5, 2013, the Board determined to approve this amendment and recommend its approval to the Stockholders;

        NOW, THEREFORE, pursuant to the power of amendment set forth in the Plan and subject to the approval of Stockholders, the Plan is hereby amended as follows effective upon the approval by the Stockholders of this amendment:

          1.     The references to "1,980,074 shares" in the first two sentences of paragraph (a) of Section 4.1 of the Plan are replaced in their entirety with "3,180,074 shares".

          2.     Except as hereinabove amended and modified, the Plan shall remain in full force and effect.

 IGNITE RESTAURANT GROUP, INC.

 2012 OMNIBUS INCENTIVE PLAN

 ARTICLE I
PURPOSE

        The purpose of this Ignite Restaurant Group, Inc. 2012 Omnibus Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders. The Plan is effective as of the date set forth in Article XV.

ARTICLE II
DEFINITIONS

        For purposes of the Plan, the following terms shall have the following meanings:

        2.1   "Acquisition Event" has the meaning set forth in Section 4.2(d).

        2.2   "Affiliate" means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Common Stock subject to any Award constitutes "service recipient stock" for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

        2.3   "Award" means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock-Based Award or Other Cash-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

        2.4   "Award Agreement" means the written or electronic agreement setting forth the terms and conditions applicable to an Award.

        2.5   "Board" means the Board of Directors of the Company.

        2.6   "Cause" means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant's Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform the Participant's duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of the Participant's duties for the Company or an Affiliate, as determined by the Committee in its good faith discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), "cause" as defined under such agreement; provided, however, that with regard to any agreement under which the definition of "cause" only applies on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, "cause" means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

        2.7   "Change in Control" has the meaning set forth in 11.2.

        2.8   "Change in Control Price" has the meaning set forth in Section 11.1.

        2.9   "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any treasury regulation promulgated thereunder.

        2.10 "Committee" means any committee of the Board duly authorized by the Board to administer the Plan. If no committee is duly authorized by the Board to administer the Plan, the term "Committee" shall be deemed to refer to the Board for all purposes under the Plan.

        2.11 "Common Stock" means the common stock, $0.01 par value per share, of the Company.

        2.12 "Company" means Ignite Restaurant Group, Inc., a Delaware corporation, and its successors by operation of law.

        2.13 "Consultant" means any natural person who is an advisor or consultant to the Company or its Affiliates.

        2.14 "Disability" means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant's Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

        2.15 "Effective Date" means the effective date of the Plan as defined in Article XV.

        2.16 "Eligible Employees" means each employee of the Company or an Affiliate.

        2.17 "Eligible Individual" means an Eligible Employee, Non-Employee Director or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth herein.

        2.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

        2.19 "Fair Market Value" means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted.

For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

        2.20 "Family Member" means "family member" as defined in Section A.1.(a)(5) of the general instructions of Form S-8.

        2.21 "Incentive Stock Option" means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parents (if any) under the Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

        2.22 "Lead Underwriter" has the meaning set forth in Section 14.20.

        2.23 "Lock-Up Period" has the meaning set forth in Section 14.20.

        2.24 "Non-Employee Director" means a director or a member of the Board of the Company or any Affiliate who is not an active employee of the Company or any Affiliate.

        2.25 "Non-Qualified Stock Option" means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

        2.26 "Non-Tandem Stock Appreciation Right" shall mean the right to receive an amount in cash and/or stock equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

        2.27 "Other Cash-Based Award" means an Award granted pursuant to Section 10.3 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.

        2.28 "Other Stock-Based Award" means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.

        2.29 "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

        2.30 "Participant" means an Eligible Individual to whom an Award has been granted pursuant to the Plan.

        2.31 "Performance Award" means an Award granted to a Participant pursuant to Article IX hereof contingent upon achieving certain Performance Goals.

        2.32 "Performance Goals" means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable based on one or more of the performance goals set forth in Exhibit A hereto.

        2.33 "Performance Period" means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.

        2.34 "Plan" means this Ignite Restaurant Group, Inc. 2012 Omnibus Incentive Plan, as amended from time to time.

        2.35 "Reference Stock Option" has the meaning set forth in Section 7.1.

        2.36 "Registration Date" means the date on which the Company sells its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act.

        2.37 "Restricted Stock" means an Award of shares of Common Stock under the Plan that is subject to restrictions under Article VIII.

        2.38 "Restriction Period" has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.

        2.39 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

        2.40 "Section 162(m) of the Code" means the exception for performance-based compensation under Section 162(m) of the Code and any applicable treasury regulations thereunder.

        2.41 "Section 409A of the Code" means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.

        2.42 "Securities Act" means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

        2.43 "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article VII.

        2.44 "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Individuals granted pursuant to Article VI.

        2.45 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

        2.46 "Tandem Stock Appreciation Right" shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or stock equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

        2.47 "Ten Percent Stockholder" means a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

        2.48 "Termination" means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

        2.49 "Termination of Consultancy" means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of such Consultant's consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter, provided that any such change to the definition of the term "Termination of Consultancy" does not subject the applicable Award to Section 409A of the Code.

        2.50 "Termination of Directorship" means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of such Non-Employee Director's directorship, such Non-Employee

Director's ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

        2.51 "Termination of Employment" means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of such Eligible Employee's employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter, provided that any such change to the definition of the term "Termination of Employment" does not subject the applicable Award to Section 409A of the Code.

        2.52 "Transfer" means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). "Transferred" and "Transferable" shall have a correlative meaning.

        2.53 "Transition Period" means the period beginning with the Registration Date and ending as of the earlier of: (i) the date of the first annual meeting of stockholders of the Company at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Registration Date occurs; and (ii) the expiration of the "reliance period" under Treasury Regulation Section 1.162-27(f)(2).

ARTICLE III
ADMINISTRATION

        3.1    The Committee.    The Plan shall be administered and interpreted by the Committee. To the extent required by applicable law, rule or regulation, it is intended that each member of the Committee shall qualify as (a) a "non-employee director" under Rule 16b-3, (b) an "outside director" under Section 162(m) of the Code and (c) an "independent director" under the rules of any national securities exchange or national securities association, as applicable. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

        3.2    Grants of Awards.    The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Individuals: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) Performance Awards; (v) Other Stock-Based Awards; and (vi) Other Cash-Based Awards. In particular, the Committee shall have the authority:

          (a)   to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;

          (b)   to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;

          (c)   to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          (d)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

          (e)   to determine the amount of cash to be covered by each Award granted hereunder;

          (f)    to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

          (g)   to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4(d);

          (h)   to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

          (i)    to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

          (j)    to modify, extend or renew an Award, subject to Article XII and Section 6.4(l), provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant; and

          (k)   solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan.

        3.3    Guidelines.    Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant's consent. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3, and with respect to Awards intended to be "performance-based," the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

        3.4    Decisions Final.    Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

        3.5    Procedures.    If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

        3.6    Designation of Consultants/Liability.

          (a)   The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

          (b)   The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

        3.7    Indemnification.    To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer's, employee's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any right of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under the Plan.

ARTICLE IV
SHARE LIMITATION

        4.1    Shares.    (a) The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 1,980,074 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 1,980,074 shares. With respect to Stock Appreciation Rights settled in Common Stock, upon settlement, only the number of shares of Common Stock delivered to a Participant (based on the difference between the Fair Market Value of the shares of Common Stock subject to such Stock Appreciation Right on the date such Stock Appreciation Right is exercised and the exercise price of each Stock Appreciation Right on the date such Stock Appreciation Right was awarded) shall count against the aggregate and individual share limitations set forth under Sections 4.1(a) and 4.1(b). If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations.

          (b)   Individual Participant Limitations.    To the extent required by Section 162(m) of the Code for Awards under the Plan to qualify as "performance-based compensation," the following individual Participant limitations shall only apply after the expiration of the Transition Period:

              (i)  The maximum number of shares of Common Stock subject to any Award of Stock Options, or Stock Appreciation Rights, or shares of Restricted Stock, or Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 500,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 500,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Participant's individual share limitations for both Stock Appreciation Rights and Stock Options.

             (ii)  There are no annual individual share limitations applicable to Participants on Restricted Stock or Other Stock-Based Awards for which the grant, vesting or payment (as applicable) of any such Award is not subject to the attainment of Performance Goals.

            (iii)  The maximum number of shares of Common Stock subject to any Performance Award which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 200,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company.

            (iv)  The maximum value of a cash payment made under a Performance Award which may be granted under the Plan with respect to any fiscal year of the Company to any Participant shall be $2,000,000.

             (v)  The individual Participant limitations set forth in this Section 4.1(b) (other than Section 4.1(b)(iii)) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to a Participant during a fiscal year are not covered by an Award to such Participant in a fiscal year, the number of shares of Common Stock available for Awards to such Participant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

        4.2    Changes.

          (a)   The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

          (b)   Subject to the provisions of Section 4.2(d), if there shall occur any such change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a "Section 4.2 Event"), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award granted under the Plan, and/or (iii) the purchase price thereof, shall be appropriately adjusted. In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event (an "Other Extraordinary Event"), including by reason of any extraordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all of the Company's assets or business, then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Any adjustment pursuant to this Section 4.2 shall be consistent with the applicable Section 4.2 Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 4.2 or in the applicable Award Agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event.

          (c)   Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or 4.2(b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

          (d)   In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as an "Acquisition Event"), then the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options,

  Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant elected exercise, effective as of the date of the Acquisition Event, by (i) cashing-out such Awards upon the date of consummation of the Acquisition Event, or (ii) delivering notice of termination to each Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of such Participant's Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award Agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void. If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XI shall apply.

        4.3    Minimum Purchase Price.    Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V
ELIGIBILITY

        5.1    General Eligibility.    All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

        5.2    Incentive Stock Options.    Notwithstanding the foregoing, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

        5.3    General Requirement.    The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, respectively.

ARTICLE VI
STOCK OPTIONS

        6.1    Options.    Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

        6.2    Grants.    The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.

        6.3    Incentive Stock Options.    Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

        6.4    Terms of Options.    Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a)   Exercise Price.    The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

          (b)   Stock Option Term.    The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

          (c)   Exercisability.    Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.4, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

          (d)   Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under Section 6.4(c), to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option, or by payment in full or in part in the form of Common Stock owned by the Participant, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

          (e)   Non-Transferability of Options.    No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award Agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award Agreement.

          (f)    Termination by Death or Disability.    Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant's Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant (or in the case of the Participant's death, by the legal representative of the Participant's estate) at any time within a period of one (1) year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the event of a Participant's Termination by reason of Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

          (g)    Involuntary Termination Without Cause.    Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant's Termination is by involuntary termination by the Company without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

          (h)    Voluntary Resignation.    Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant's Termination is voluntary (other than a voluntary termination described in Section 6.4(i)(y) hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant at any time within a period of thirty (30) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

          (i)    Termination for Cause.    Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant's Termination (x) is for Cause or (y) is a voluntary Termination (as provided in Section 6.4(h)) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

          (j)    Unvested Stock Options.    Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant's Termination for any reason shall terminate and expire as of the date of such Termination.

          (k)    Incentive Stock Option Limitations.    To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

          (l)    Form, Modification, Extension and Renewal of Stock Options.    Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without such Participant's consent and provided further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

          (m)    Deferred Delivery of Common Stock.    The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee in the applicable Award Agreement, which shall be intended to comply with the requirements of Section 409A of the Code.

          (n)    Early Exercise.    The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant's Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and be treated as Restricted Stock. Unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

          (o)    Other Terms and Conditions.    The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 14.4. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

ARTICLE VII
STOCK APPRECIATION RIGHTS

        7.1    Tandem Stock Appreciation Rights.    Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under the Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

        7.2    Terms and Conditions of Tandem Stock Appreciation Rights.    Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

          (a)    Exercise Price.    The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

          (b)    Term.    A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until, and then only to the extent that the exercise or termination of the Reference Stock Option causes, the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

          (c)    Exercisability.    Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.4(c).

          (d)    Method of Exercise.    A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent that the related Tandem Stock Appreciation Rights have been exercised.

          (e)    Payment.    Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares of Common Stock in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

          (f)    Deemed Exercise of Reference Stock Option.    Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

          (g)    Non-Transferability.    Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.4(e) of the Plan.

        7.3    Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan.

        7.4    Terms and Conditions of Non-Tandem Stock Appreciation Rights.     Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

          (a)    Exercise Price.    The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

          (b)    Term.    The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

          (c)    Exercisability.    Unless otherwise provided by the Committee in accordance with the provisions of this Section 7.4, Non-Tandem Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

          (d)    Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under Section 7.4(c), Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

          (e)    Payment.    Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date that the right is exercised over the Fair Market Value of one share of Common Stock on the date that the right was awarded to the Participant.

          (f)    Termination.    Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant's Termination for any reason, Non-Tandem Stock Appreciation Rights will remain exercisable following a Participant's Termination on the same basis as Stock Options would be exercisable following a Participant's Termination in accordance with the provisions of Sections 6.4(f) through 6.4(j).

          (g)    Non-Transferability.    No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant's lifetime, only by the Participant.

        7.5    Limited Stock Appreciation Rights.    The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award Agreement, the Participant shall receive in cash and/or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights.

        7.6    Other Terms and Conditions.    The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Stock Appreciation Right on a cashless basis on the last day of the term of such Stock Appreciation Right if the Participant has failed to exercise the Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Stock Appreciation Right exceeds the exercise price of such Stock Appreciation Right on the date of expiration of such Stock Appreciation Right, subject to Section 14.4. Stock Appreciation Rights may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

 ARTICLE VIII
RESTRICTED STOCK

        8.1    Awards of Restricted Stock.    Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

        The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals) or such other factor as the Committee may determine in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

        8.2    Awards and Certificates.    Eligible Individuals selected to receive Restricted Stock shall not have any right with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company, to the extent required by the Committee, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

          (a)    Purchase Price.    The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

          (b)    Acceptance.    Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

          (c)    Legend.    Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

    "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Ignite Restaurant Group, Inc. (the "Company") 2012 Omnibus Incentive Plan (the "Plan") and an Agreement entered into between the registered owner and the Company dated                   . Copies of such Plan and Agreement are on file at the principal office of the Company."

          (d)    Custody.    If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.

        8.3    Restrictions and Conditions.    The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

          (a)    Restriction Period.    (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Restricted Stock Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

             (ii)  If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.

          (b)    Rights as a Stockholder.    Except as provided in Section 8.3(a) and this Section 8.3(b) or as otherwise determined by the Committee in an Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company, including, without limitation, the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

          (c)    Termination.    Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant's Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

          (d)    Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX
PERFORMANCE AWARDS

        9.1    Performance Awards.    The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals. The Committee may grant Performance Awards that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code, as well as Performance Awards that are not intended to qualify as "performance-based compensation" under Section 162(m) of the Code. If the Performance Award is payable in shares of Restricted Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Goal in accordance with Article VIII. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such shares), as determined by the Committee, in its sole and absolute discretion. Each Performance Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve. With respect to Performance Awards that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall condition the right to payment of any Performance Award upon the attainment of objective Performance Goals established pursuant to Section 9.2(c).

        9.2    Terms and Conditions.    Performance Awards awarded pursuant to this Article IX shall be subject to the following terms and conditions:

          (a)    Earning of Performance Award.    At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Award that has been earned.

          (b)    Non-Transferability.    Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.

          (c)    Objective Performance Goals, Formulae or Standards.    With respect to Performance Awards that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

          (d)    Dividends.    Unless otherwise determined by the Committee at the time of grant, amounts equal to dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Award will not be paid to the Participant.

          (e)    Payment.    Following the Committee's determination in accordance with Section 9.2(a), the Company shall settle Performance Awards, in such form (including, without limitation, in shares of Common Stock or in cash) as determined by the Committee, in an amount equal to such Participant's earned Performance Awards. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Awards and/or subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions as it deems appropriate.

          (f)    Termination.    Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant's Termination for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

          (g)    Accelerated Vesting.    Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Award.

ARTICLE X
OTHER STOCK-BASED AND CASH-BASED AWARDS

        10.1    Other Stock-Based Awards.    The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

        Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

        The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the grant or vesting of such Other Stock-Based Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

        10.2    Terms and Conditions.    Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

          (a)    Non-Transferability.    Subject to the applicable provisions of the Award Agreement and the Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

          (b)    Dividends.    Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents in respect of the number of shares of Common Stock covered by the Award.

          (c)    Vesting.    Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

          (d)    Price.    Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.

        10.3    Other Cash-Based Awards.    The Committee may from time to time grant Other Cash-Based Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company's assets for satisfaction of the Company's payment obligation thereunder.

ARTICLE XI
CHANGE IN CONTROL PROVISIONS

        11.1    Benefits.    In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award Agreement, a Participant's unvested Award shall not vest automatically and a Participant's Award shall be treated in accordance with one of the following methods as determined by the Committee:

          (a)   Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).

          (b)   The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess (if any) of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 11.1, "Change in Control Price" shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

          (c)   Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.

        11.2    Change in Control.    Unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement with a Participant approved by the Committee, a "Change in Control" shall be deemed to occur if:

          (a)   any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

          (b)   during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section 11.2 or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

          (c)   a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in Section 11.2(a)) acquires more than 50% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

          (d)   a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Notwithstanding the foregoing, with respect to any Award that is characterized as "nonqualified deferred compensation" within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a "change in ownership," a "change in effective control" or a "change in the ownership of a substantial portion of the assets" of the Company within the meaning of Section 409A of the Code.

        11.3    Initial Public Offering not a Change in Control.    Notwithstanding the foregoing, for purposes of the Plan, the occurrence of the Registration Date or any change in the composition of the Board within one year following the Registration Date shall not be considered a Change in Control.

ARTICLE XII
TERMINATION OR AMENDMENT OF PLAN

        12.1    Termination or Amendment.    Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIV or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, that without the approval of the holders of the Company's Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2); (iii) change the classification of individuals eligible to receive Awards under the Plan; (iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (v) extend the maximum option period under Section 6.4; (vi) alter the Performance Goals for Restricted Stock, Performance Awards or Other Stock-Based Awards as set forth in Exhibit A hereto; (vii) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price than the replacement award; or (viii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award Agreement at any time without a Participant's consent to comply with applicable law including Section 409A of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

ARTICLE XIII
UNFUNDED STATUS OF PLAN

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.

ARTICLE XIV
GENERAL PROVISIONS

        14.1    Legend.    The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the

Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        14.2    Other Plans.    Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

        14.3    No Right to Employment/Directorship/Consultancy.    Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate such employment, consultancy or directorship at any time.

        14.4    Withholding of Taxes.    The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

        14.5    No Assignment of Benefits.    No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

        14.6    Listing and Other Conditions.

          (a)   Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

          (b)   If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

          (c)   Upon termination of any period of suspension under this Section 14.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

          (d)   A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

        14.7    Stockholders Agreement and Other Requirements.    Notwithstanding anything herein to the contrary, as a condition to the receipt of shares of Common Stock pursuant to an Award under the Plan, to the extent required by the Committee, the Participant shall execute and deliver a stockholder's agreement or such other documentation that shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, and such other terms as the Board or Committee shall from time to time establish. Such stockholder's agreement or other documentation shall apply to the Common Stock acquired under the Plan and covered by such stockholder's agreement or other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing stockholder agreement (or other agreement).

        14.8    Governing Law.    The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

        14.9    Jurisdiction; Waiver of Jury Trial.    Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a "Proceeding"), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant's address shown in the books and records of the Company or, in the case of the Company, at the Company's principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.

        14.10    Construction.    Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

        14.11    Other Benefits.    No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

        14.12    Costs.    The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.

        14.13    No Right to Same Benefits.    The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

        14.14    Death/Disability.    The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

        14.15    Section 16(b) of the Exchange Act.    All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

        14.16    Section 409A of the Code.    The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of "nonqualified deferred compensation" (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a "specified employee" (as defined under Section 409A of the Code) as a result of such employee's separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.

        14.17    Successor and Assigns.    The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

        14.18    Severability of Provisions.    If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

        14.19    Payments to Minors, Etc.    Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

        14.20    Lock-Up Agreement.    As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the "Lead Underwriter"), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the "Lock-Up Period"). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-Up Period.

        14.21    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

        14.22    Section 162(m) of the Code.    Notwithstanding any other provision of the Plan to the contrary, (i) prior to the Registration Date and during the Transition Period, the provisions of the Plan requiring compliance with Section 162(m) of the Code for Awards intended to qualify as "performance-based compensation" shall only apply to the extent required by Section 162(m) of the Code, and (ii) the provisions of the Plan requiring compliance with Section 162(m) of the Code shall not apply to Awards granted under the Plan that are not intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

        14.23    Post-Transition Period.    Following the Transition Period, any Award granted under the Plan that is intended to be "performance-based compensation" under Section 162(m) of the Code, shall be subject to the approval of the material terms of the Plan by a majority of the stockholders of the Company in accordance with Section 162(m) of the Code and the treasury regulations promulgated thereunder.

        14.24    Company Recoupment of Awards.    A Participant's rights with respect to any Award hereunder shall in all events be subject to (i) any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a Participant, or (ii) any right or obligation that the Company may have regarding the clawback of "incentive-based compensation" under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission.

ARTICLE XV
EFFECTIVE DATE OF PLAN

        The Plan shall become effective on May 10, 2012, which is the date of its adoption by the Board, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.

 ARTICLE XVI
TERM OF PLAN

        No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date that the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date; provided that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be "performance-based compensation" under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals are re-approved (or other designated Performance Goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals.

ARTICLE XVII
NAME OF PLAN

        The Plan shall be known as the "Ignite Restaurant Group, Inc. 2012 Omnibus Incentive Plan."

EXHIBIT A

PERFORMANCE GOALS

        To the extent permitted under Section 162(m) of the Code, performance goals established for purposes of Awards intended to be "performance-based compensation" under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals:

  •
  earnings per share;

  •
  operating income;

  •
  gross income;

  •
  net income (before or after taxes);

  •
  cash flow;

  •
  gross profit;

  •
  gross profit return on investment;

  •
  gross margin return on investment;

  •
  gross margin;

  •
  operating margin;

  •
  working capital;

  •
  earnings before interest and taxes;

  •
  earnings before interest, tax, depreciation and amortization;

  •
  return on equity;

  •
  return on assets;

  •
  return on capital;

  •
  return on invested capital;

  •
  net revenues;

  •
  gross revenues;

  •
  revenue growth;

  •
  annual recurring revenues;

  •
  recurring revenues;

  •
  license revenues;

  •
  sales or market share;

  •
  total shareholder return;

  •
  economic value added;

  •
  specified objectives with regard to limiting the level of increase in all or a portion of the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

  •
  the fair market value of a share of Common Stock;

  •
  the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends;

  •
  reduction in operating expenses;

  •
  same store sales;

  •
  operating weeks for new restaurants;

  •
  guest count; or

  •
  construction budget.

        With respect to Awards that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including:

          (a)   restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Standards Codification 225-20, "Extraordinary and Unusual Items," and/or management's discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company's Form 10-K for the applicable year;

          (b)   an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management; or

          (c)   a change in tax law or accounting standards required by generally accepted accounting principles.

        Performance goals may also be based upon individual participant performance goals, as determined by the Committee, in its sole discretion. In addition, Awards that are not intended to qualify as "performance-based compensation" under Section 162(m) of the Code may be based on the performance goals set forth herein or on such other performance goals as determined by the Committee in its sole discretion.

        In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit, administrative department or product category of the Company) performance under one or more of the measures described above relative to the performance of other corporations. With respect to Awards that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may also:

          (a)   designate additional business criteria on which the performance goals may be based; or

          (b)   adjust, modify or amend the aforementioned business criteria.

SPECIAL MEETING OF STOCKHOLDERS OF IGNITE RESTAURANT GROUP, INC. July 23, 2013 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.igniterestaurants.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O Zane Leshner O Joseph N. Stein 1. To approve an amendment to the Ignite Restaurant Group, Inc. 2012 Omnibus Incentive Plan to increase the aggregate number of shares of common stock that may be issued under the plan by 1,200,000 shares to 3,180,074 shares In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournments or postponements thereof. This proxy will be voted as directed. If no direction is indicated, this proxy will be voted "FOR" the amendment to the Ignite Restaurant Group, Inc. 2012 Omnibus Incentive Plan. Please complete, date and sign this proxy and return it promptly in the enclosed envelope, whether or not your plan to attend the Special Meeting. If you attend the Special Meeting, you may revoke the proxy and vote your shares in person. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00030000000000000000 4 072313 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

14475 IGNITE RESTAURANT GROUP, INC. Proxy for Special Meeting of Stockholders on July 23, 2013 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Raymond A. Blanchette III and Michael J. Dixon, and each of them, with full power of substitution and resubstitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of Ignite Restaurant Group, Inc., to be held on July 23, 2013 at 9:00 a.m. local time at Ignite's headquarters at 9900 Westpark Drive, Suite 300, Houston, Texas 77063, and at any adjournments or postponements thereof. The undersigned acknowledges receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement, and will vote on the matters described in both and upon any other business that may properly come before the Special Meeting of Stockholders or any adjournments or postponements thereof. Said proxies are directed to vote on the matters described in the Notice of Special Meeting of Stockholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the Special Meeting of Stockholders or any adjournments or postponements thereof: (Continued and to be signed on the reverse side.)